9800 Fredericksburg Road
San Antonio, Texas 78288

September 16, 2011

Dear Shareholder:

We are writing to ask for your vote on two proposals that affect your USAA Fund(s). The first is a proposal that affects all of the funds of the USAA Mutual Funds Trust (Proposal 1), and the second is a proposal that affects the USAA GNMA Trust Fund (Proposal 2). The proposals are as follows:

1.	Proposal 1 is to elect six (6) Trustees to the Board of Trustees (the “Board”) of USAA Mutual Funds Trust (the “Trust”).

2.
Proposal 2 is to approve an amendment to the Investment Advisory Agreement between USAA Investment Management Company and the Trust with respect to the USAA GNMA Trust Fund (the “GNMA Fund”) to change the GNMA Fund’s benchmark index for purposes of calculating the performance-based investment advisory fees.

After careful consideration, the Board recommends that you vote in favor of each proposal.

We have made voting quick and easy. YOU MAY VOTE BY INTERNET AT WWW.PROXYVOTE.COM OR BY TELEPHONE at the number listed on your proxy card. Should you wish to vote by mail, you can do so by returning the enclosed proxy card(s). Just follow the instructions on your proxy card(s), sign and date the card(s), and send the card(s) back to us. All shareholders benefit from timely voting. When shareholders don’t promptly cast their votes, the additional expense of follow-up communications must be incurred. PLEASE DO NOT SET THIS PROXY ASIDE FOR ANOTHER TIME.

Your vote is very important to us. We appreciate the trust you place in USAA to assist you in achieving your financial goals and the time and consideration you will give in voting on these proposals.

Sincerely,

[Missing Graphic Reference]	[Missing Graphic Reference]
Daniel S. McNamara President USAA Investment Management Company	Richard A. Zucker Chairman of the Board of Trustees USAA Mutual Funds Trust

USAA Investment Management Company

[Missing Graphic Reference]
USAA MUTUAL FUNDS TRUST

9800 Fredericksburg Road
San Antonio, Texas 78288-0227

SUMMARY OF THE PROPOSALS

The enclosed Proxy Statement (the “Proxy Statement”) will give you the information you need to vote on the matters presented to shareholders. Much of the information in the Proxy Statement is required under the rules and regulations of the Securities and Exchange Commission (the “SEC”) and is, therefore, quite detailed. If there is anything you don’t understand, please contact us at (800) 531-USAA (8722).

While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of the proposals to be voted upon. Please refer to the more complete information contained elsewhere in the Proxy Statement about the proposals.

Question:                      Why am I being asked to vote?

Answer:                  You are being asked to vote on two separate proposals. Proposal 1, which will be voted on by all eligible shareholders of the Trust, is to re-elect three (3) Trustees and elect three (3) new Trustees to serve on the Board of Trustees (the “Board”) of USAA Mutual Funds Trust (the “Trust”). Trustees are fiduciaries and have an obligation to serve in the best interests of the shareholders of the funds of the Trust (the “Funds”). In addition, among other duties, they review Fund performance, oversee Fund activities, and review contractual arrangements with service providers that provide services to the Funds.

Proposal 2 is to be voted upon separately by the shareholders of the USAA GNMA Trust Fund (the “GNMA Fund”) to amend the current Investment Advisory Agreement between USAA Investment Management Company (“IMCO”) and the Trust with respect to the GNMA Fund to change the GNMA Fund’s benchmark index for purposes of calculating the performance-based investment advisory fees to the Lipper Intermediate U.S. Government Funds Index (the “Proposed Index”) from the Lipper GNMA Funds Index (the “Current Index”).

Question:                   Who is asking for my vote?

Answer:                  The Trust’s Board is soliciting the enclosed proxy.

Question:                    With respect to Proposal 1, why are we electing Trustees now?

Answer:                  The Board currently has an internal policy under which each Trustee is presented to shareholders for re-election at least once every five years; however, this policy may be changed by the Board at any time. The last time each current Trustee was presented to shareholders for election was July 2006, so it is now time to present to shareholders for re-election three (3) current Trustees who have been nominated to continue to serve on the Board.  One current Independent Trustee, Mr. Richard A. Zucker, who also serves as the Chair of the Board, has reached the end of his term of office. A second Independent Trustee, Ms. Barbara B. Dreeben, whose term of office is scheduled to expire in 2013, is not standing for re-election to the Board at this time after 18 years of service to the Trust and its shareholders to make room for new Board members as part of the Board’s succession planning process. Finally, the Board’s only current Interested Trustee, Mr. Christopher W. Claus, also is voluntarily resigning from the Board as part of a succession planning process to make room for a new Interested Trustee (Mr. Daniel S. McNamara, President of USAA Investment Management Company). Thus, Mr. Zucker, Ms. Dreeben, and Mr. Claus are not being presented to shareholders for re-election. To replace the positions vacated, the Trustees are presenting three (3) nominees for election to the Board as new Trustees: two (2) nominees to replace the two current Independent Trustees who are not being presented for re-election, and one (1) nominee to serve as the Interested Trustee.

Question:                    Are any new nominees being presented for election to the Board?

Answer:                  Yes.  The Board is presenting three (3) new nominees for election to the Board.

Question:                      How does the Board recommend that I vote on Proposal 1?

Answer:                  After careful consideration, the Board unanimously recommends that you vote “FOR” the election of all nominees for election to the Trust’s Board.

Question:                      What is being proposed in Proposal 2?

Answer:                  IMCO and the Board are proposing a change to the GNMA Fund’s current performance fee benchmark index. IMCO and the Board believe that the GNMA Fund’s current performance fee benchmark index, the Lipper GNMA Funds Index, which measures the total return performance of the 10 largest funds within the Lipper GNMA Funds category, may no longer be the most appropriate benchmark index for evaluating the GNMA Fund’s performance. The proposed benchmark index, the Lipper Intermediate U.S. Government Funds Index, which measures the performance of funds tracked by Lipper that invest at least 65% of fund assets in securities issued or guaranteed by the U.S. government, its agencies, or its instrumentalities, with dollar-weighted average maturities of five to ten years, is considered by IMCO and the GNMA Fund’s Board of Trustees to be a more appropriate performance fee benchmark index for evaluating the GNMA Fund’s performance, as it better reflects the GNMA Fund’s revised investment policies, as described below.

Question:                      Will the change in the performance fee benchmark index result in a change to the investment objective or strategy of the GNMA Fund?

Answer:                  Neither IMCO nor the Board is recommending a change to the GNMA Fund’s investment objective, which is to seek to provide investors with a high level of current income consistent with preservation of principal.  The GNMA Fund’s investment policies currently include a requirement to invest at least 80% of its net assets in GNMA securities. This policy is required by the SEC for funds that use the term “GNMA” in their name. IMCO determined that this restriction limited the GNMA Fund’s universe of possible investments in a way that was too narrow and inflexible to provide the best value for the GNMA Fund’s shareholders.

IMCO therefore proposed and the Board approved (1) changing the name of the GNMA Fund to the “USAA Government Securities Fund,” (2) removing the requirement from the investment policy that the GNMA Fund invest at least 80% of its net assets in GNMA securities, replacing it with a requirement to invest at least 80% of its net assets in government securities, and (3) an amendment to the GNMA Fund’s Investment Advisory Agreement to change the GNMA Fund’s performance fee benchmark index to the Lipper Intermediate U.S. Government Funds Index from the Lipper GNMA Funds Index. The change to the Investment Advisory Agreement was approved by the Board as a result of the changes to the name and the investment policies, but under applicable law cannot take effect until approved by the shareholders of the GNMA Fund.

Question:                      What effect will the performance fee benchmark index change have upon the investment advisory fee rate the GNMA Fund pays to IMCO?

Answer:                  The benchmark index change will not alter the base fee component of the investment advisory fee for the GNMA Fund, which is equal to an annualized rate of 0.125% of the average daily closing net asset value of the GNMA Fund. Whether the change in the performance fee benchmark index to the Lipper Intermediate U.S. Government Funds Index will result in an increase or decrease in the performance fee component of the advisory fee that otherwise would have been paid by the GNMA Fund depends on whether the GNMA Fund’s future performance compares more favorably with the Lipper Intermediate U.S. Government Funds Index or the Lipper GNMA Funds Index. As discussed in the Proxy Statement, based on a pro forma analysis of the GNMA Fund’s past performance over comparable periods under identical assumptions, IMCO would have been paid more if the performance fee component was calculated using the Proposed Index. However, the usefulness of this comparison is limited because the returns of the GNMA Fund would have been different under the revised investment strategy. It is not possible to predict the effect of the performance adjustment on future overall compensation paid by the GNMA Fund to IMCO since any adjustment will depend on the cumulative performance of the GNMA Fund relative to the applicable performance fee benchmark index, as well as future changes to the size of the GNMA Fund over the specified period of time.

Question:                      What will happen if shareholders of the GNMA Fund do not approve the Proposed Index?

Answer:                  The Current Index would remain the GNMA Fund’s benchmark index for purposes of calculating the GNMA Fund’s performance adjustment to the investment advisory fee paid to IMCO by the GNMA Fund.  However, the GNMA Fund’s name and strategy do not require shareholder approval and would be changed.

Question:                      How does the Board recommend that I vote on Proposal 2?

Answer:                  After careful consideration, the Board unanimously recommends that you vote “FOR” the change in the GNMA Fund’s performance fee benchmark index from the Current Index to the Proposed Index.

Question:                      Why do I need to vote?

Answer:                  Your vote is needed to ensure that a quorum is present at the Meeting so that each proposal can be acted upon. Your immediate response on the enclosed Proxy Card will help prevent the need for any further solicitations for a shareholder vote, which will result in additional expenses. Your vote is very important to us regardless of the amount of shares you own.

Question:                      How do I cast my vote?

Answer:                  To make voting faster and more convenient for you, we are offering a variety of ways to vote your proxy. You may vote by using the Internet or by telephone instead of completing and mailing the enclosed proxy card. The Internet and telephone are generally available 24 hours a day and your vote will be confirmed and posted immediately. The choice is yours. Use whichever method works best for you! If you choose to vote via the Internet or by phone, do not mail your proxy card.

To vote on the Internet:
1.  Go to www.proxyvote.com.*
2.  Enter the control number on your proxy card.
3.  Follow the instructions on the site.

To vote by telephone:
1.  Call the toll-free number listed on your proxy card.*
2.  Enter the control number on your proxy card.
3.  Follow the recorded instructions.

To vote by mail:
1.  Complete and sign the enclosed proxy card for each Fund you own.
2.  Return the completed and executed proxy card to us using the enclosed postage-paid envelope for your convenience.

Note:  Each proxy card you receive has a unique control number. Please be sure to vote all your proxy cards.

* If you vote by telephone or access the Internet voting site, your vote must be received no later than 11:59 p.m. Eastern Time on November 9, 2011.

You also may vote in person by attending the shareholder meeting. We encourage you to vote by Internet or telephone to minimize the costs of solicitation.

Question:                      Who is eligible to vote?

Answer:                  Shareholders of record of each Fund as of the close of business on September 16, 2011, are entitled to vote at the shareholder meeting or any adjournment or postponement thereof.

Question:                      Who do I call if I have questions?

Answer:                  We will be happy to answer your questions about the proxy solicitation. Please call shareholder services at (800) 531-USAA (8722).

YOUR VOTE IS VERY IMPORTANT!
PLEASE VOTE TODAY.

97235-0911

[Missing Graphic Reference]
USAA MUTUAL FUNDS TRUST

9800 Fredericksburg Road
San Antonio, Texas 78288-0227

PROXY INFORMATION

The enclosed proxy statement provides details on important issues relating to your USAA mutual fund(s). The Board of Trustees of your fund(s) recommends that you vote “FOR” each proposal. A separate proxy card and vote is required for each fund you own.

To make voting faster and more convenient for you, we are offering a variety of ways to vote your proxy. You may vote by using the Internet or by telephone instead of completing and mailing the enclosed proxy card. The Internet and telephone are generally available 24 hours a day and your vote will be confirmed and posted immediately. The choice is yours. Use whichever method works best for you!  If you choose to vote via the Internet or by phone, do not mail your proxy card.

To vote on the Internet:
1.  Go to proxyvote.com.
2.  Enter the control number on your proxy card.
3.  Follow the instructions on the site.

To vote by telephone:
1.  Call the toll-free number listed on your proxy card.
2.  Enter the control number on your proxy card.
3.  Follow the recorded instructions.

You also may vote in person by attending the shareholder meeting. We encourage you to vote by Internet or telephone to minimize the costs of solicitation.

YOUR VOTE IS VERY IMPORTANT!
PLEASE VOTE TODAY.

We urge you to spend some time reviewing this proxy statement and the brief summary of the proposals contained in this package. Should you have any questions, we invite you to call toll free at (800) 531-USAA (8722) Monday through Friday from 7 a.m. to 10 p.m. Central Time and on Saturday from 8:30 a.m. to 5 p.m. Central Time. We have retained Broadridge Financial Solutions Inc. (“Broadridge”) to assist shareholders in the voting process.  If we have not received your proxy card as the date of the meeting approaches, representatives from USAA may call you to remind you to exercise your right to vote.

[Missing Graphic Reference]

USAA MUTUAL FUNDS TRUST

9800 Fredericksburg Road
San Antonio, TX 78288-0227
________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 10, 2011
________________________

A special meeting of the shareholders (the “Meeting”) of all the funds of USAA Mutual Funds Trust (each, a “Fund” and collectively, the “Funds”), will be held on November 10, 2011, at 2 p.m., Central Time, at the McDermott Auditorium in the USAA Building, 9800 Fredericksburg Road, San Antonio, Texas 78288, for the following purposes:

1.	To elect Trustees of the Trust;

2.
To approve an amendment to the Investment Advisory Agreement between USAA Investment Management Company and the Trust with respect to the USAA GNMA Trust Fund (the “GNMA Fund”) to change the GNMA Fund’s benchmark index for purposes of calculating the performance-based investment advisory fees; and

3.	To transact such other business as may properly come before the meeting or any adjournments thereof.

Only shareholders of record of the Funds at the close of business on September 16, 2011, the record date for this Meeting, will be entitled to notice of, and to vote at, the Meeting or any postponements or adjournments thereof.

By Order of the Board of Trustees,

Christopher P. Laia
Secretary
San Antonio, Texas
September 16, 2011

[Missing Graphic Reference]
USAA MUTUAL FUNDS TRUST

9800 Fredericksburg Road
San Antonio, Texas 78288-0227
________________________

PROXY STATEMENT
________________________

This Proxy Statement is being sent to you in connection with the solicitation of proxies by the Board of Trustees of USAA Mutual Funds Trust (the “Trust”) for use at a special meeting of shareholders of the Trust’s funds, or any adjournment or postponement thereof (the “Meeting”), to be held at the McDermott Auditorium in the USAA Building, 9800 Fredericksburg Road, San Antonio, Texas 78288 on November 10, 2011, at 2 p.m., Central Time, to consider the following proposals:

SUMMARY OF PROPOSALS	SHAREHOLDERS ENTITLED TO VOTE ON A PROPOSAL
1. To elect six (6) Trustees to the Board of Trustees (the “Board”) of the Trust.	Shareholders of the Trust
2.  To approve an amendment to the Investment Advisory Agreement between USAA Investment Management Company (“IMCO”) and the Trust with respect to the USAA GNMA Trust Fund (the “GNMA Fund”) to change the benchmark index for purposes of calculating the performance-based investment advisory fees.
Shareholders of the GNMA Fund
3. To transact such other business that may properly come before the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting
to be Held on November 10, 2011

This Proxy Statement will give you the information you need to vote on the matters listed above. This Proxy Statement and a form of proxy are being first mailed to shareholders, and also will be available at www.proxyvote.com on or about September 16, 2011. Please note that to vote via the Internet or telephone, you will need the "control number" that is printed on the proxy card. Much of the information in this Proxy Statement is required under the rules and regulations of the Securities and Exchange Commission (the “SEC”) and is, therefore, quite detailed. If there is anything you don’t understand, please contact us at (800) 531-USAA (8722).

As an introductory matter, the Trust, which is organized as a Delaware statutory trust, consists of 48 mutual funds. This Proxy Statement is being provided to shareholders of 47 funds of the Trust, which are listed below (the “Funds”). A separate proxy statement is being provided to the shareholders of the USAA Florida Tax-Free Income Fund, which also is a fund of the Trust, in connection with the solicitation of proxies by the Board to solicit those shareholders’ vote on the election of Trustees at the Meeting and to vote on another matter relating solely to that fund.

Series of USAA Mutual Funds Trust (the Funds)
Aggressive Growth Fund	New York Money Market Fund
Balanced Strategy Fund	Precious Metals and Minerals Fund
California Bond Fund	Real Return Fund
California Money Market Fund	Science & Technology Fund
Capital Growth Fund	S&P 500 Index Fund
Cornerstone Strategy Fund	Short-Term Bond Fund
Emerging Markets Fund	Small Cap Stock Fund
Extended Market Index Fund	Target Retirement Income Fund
First Start Growth Fund	Target Retirement 2020 Fund
Florida Tax-Free Money Market Fund	Target Retirement 2030 Fund
GNMA Trust	Target Retirement 2040 Fund
Global Opportunities Fund	Target Retirement 2050 Fund
Growth Fund	Tax Exempt Money Market Fund
Growth & Income Fund	Tax Exempt Intermediate-Term Fund
Growth and Tax Strategy Fund	Tax Exempt Long-Term Fund
High-Yield Opportunities Fund	Tax Exempt Short-Term Fund
Income Fund	Total Return Strategy Fund
Income Stock Fund	Treasury Money Market Trust
Intermediate-Term Bond Fund	Ultra Short-Term Bond Fund
International Fund	Value Fund
Managed Allocation Fund	Virginia Bond Fund
Money Market Fund	Virginia Money Market Fund
Nasdaq-100 Index Fund	World Growth Fund
New York Bond Fund

IMCO, 9800 Fredericksburg Road, San Antonio, Texas 78288, serves as the Funds’ investment adviser, distributor and administrator.

The following entities serve as subadvisers to certain series of the Trust:

Subadviser	Address	USAA Funds Subadvised
Wellington Management Company, LLP	75 State Street Boston, Massachusetts 02109	Aggressive Growth Fund, Growth & Income Fund, Science & Technology Fund, and Small Cap Stock Fund
Loomis, Sayles & Company, L.P.	One Financial Center Boston, Massachusetts 02111	Growth Fund and Growth & Income Fund
Grantham, Mayo, Van Otterloo & Co.	40 Rowes Wharf Boston, Massachusetts 02110	Income Stock Fund
Barrow, Hanley, Mewhinney & Strauss, Inc.	3232 McKinney Avenue 15th Floor Dallas, Texas 75204-2429	Growth & Income Fund and Value Fund
Batterymarch Financial Management, Inc.	200 Clarendon Street Boston, Massachusetts 02116	Cornerstone Strategy Fund, Capital Growth Fund, Small Cap Stock Fund, and Emerging Markets Fund

Northern Trust Investments, N.A.	50 S. LaSalle Street Chicago, Illinois 60603	Growth and Tax Strategy Fund, S&P 500 Index Fund, and Nasdaq-100 Index Fund
The Boston Company Asset Management, LLC	Mellon Financial Center One Boston Place Boston, Massachusetts 02108-4408	Emerging Markets Fund
MFS Investment Management	500 Boylston Street Boston, Massachusetts 02116	International Fund and World Growth Fund
Credit Suisse Asset Management, LLC	Eleven Madison Avenue New York, New York 10010	Cornerstone Strategy Fund and First Start Growth Fund
QS Investors, LLC	880 Third Avenue New York, New York 10022	Balanced Strategy Fund, Total Return Strategy Fund, and Global Opportunities Fund
Quantitative Management Associates	Jennison Associates LLC 466 Lexington Avenue New York, New York 10017	Cornerstone Strategy Fund and Global Opportunities Fund
UBS Global Asset Management	One North Wacker Drive Chicago, Illinois 60614	Growth & Income Fund
The Renaissance Group, LLC	625 Eden Park Drive, Suite 1200 Cincinnati, Ohio 45202	Growth Fund
Epoch Investment Partners, Inc.	640 Fifth Avenue, 18th Floor New York, New York 10019	Income Stock Fund
Winslow Capital Management, Inc.	4720 IDS Tower 80 South Eighth Street Minneapolis, Minnesota 55402	Aggressive Growth Fund

TABLE OF CONTENTS

PROPOSAL 1:	APPROVAL OF THE ELECTION OF TRUSTEES.	[INSERT PAGE NUMBER]

PROPOSAL 2:
APPROVAL OF AN AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT BETWEEN IMCO AND THE TRUST WITH RESPECT TO THE GNMA FUND TO CHANGE THE GNMA FUND’S BENCHMARK INDEX FOR PURPOSES OF CALCULATING THE PERFORMANCE-BASED INVESTMENT ADVISORY FEES.[INSERT PAGE NUMBER]

MORE INFORMATION ABOUT VOTING AND THE MEETING[INSERT PAGE NUMBER]

APPENDIX A: The Trust’s Independent Public AccountantA-1

APPENDIX B: Corporate Governance Committee CharterB-[INSERT PAGE NUMBER]

APPENDIX C: Management of the TrustC-[INSERT PAGE NUMBER]

APPENDIX D: Proposed Investment Advisory AgreementD-[INSERT PAGE NUMBER]

APPENDIX E: Directors and Principal Executive Officer of IMCO and Their Address and OccupationsE-[INSERT PAGE NUMBER]

APPENDIX F: Annual Board Consideration of the GNMA Fund’s Current Investment Advisory AgreementF-[INSERT PAGE NUMBER]

PROPOSAL 1:	APPROVAL OF THE ELECTION OF TRUSTEES.

Who are the nominees for the Board and what are their qualifications?

Information about the nominees, including their addresses, principal occupations during the past five years, and other current directorships, is set forth in the table below. The table also provides information regarding the specific roles and experience of each nominee that factored into the Board’s determination that the nominee would be qualified to serve on the Board. Information also is provided for three current Trustees of the Trust, Richard A. Zucker, Barbara B. Dreeben, and Christopher W. Claus, who are not being presented for election but who will continue to serve on the Board until December 31, 2011. Mr. Zucker is not being presented for re-election because he will reach the end of his term of office on December 31, 2011. Ms. Dreeben, who will have reached her tenure in 2013, is not standing for re-election to the Board and will retire from the Board on December 31, 2011, ending her 18 years of service to the Trust and its shareholders to make room for new Board members as part of the Board’s succession planning process. Mr. Claus also is not being presented for re-election because it is anticipated that he will resign voluntarily from the Board on or about December 31, 2011, to allow for Daniel S. McNamara to occupy the role of Interested Trustee as part of a succession planning process.

The Board believes that all of the nominees would bring to the Board substantial executive leadership experience derived from their service as executives and board members of diverse companies and community and other organizations. The Board also believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each nominee represent a diversity of experiences and a variety of complementary skills. The Board engaged the assistance of a third-party search firm in identifying nominees for election to the Board as additional Independent Trustees. The Board independently evaluated potential nominees identified by the search firm. In determining whether a nominee is qualified to serve as a Trustee of the Trust, the Board considered a wide variety of information about the nominee, and multiple factors contributed to the Board's decision, and no single factor was determinative. However, there are no specific required qualifications for Board membership. Each nominee is believed to possess the experience, skills, and attributes necessary to serve the Funds and their shareholders because each nominee demonstrates an exceptional ability to consider complex business and financial matters, evaluate the relative importance and priority of issues, make decisions, and contribute effectively to the deliberations of the Board. The Board also considered the individual experience of each nominee and determined that the nominee’s professional experience, education, and background would contribute to the diversity of perspectives on the Board. The Board believes that the business experience and objective thinking of the nominees would be invaluable assets for the management of USAA Investment Management Company (“IMCO” or the “Adviser”) and, ultimately, the Funds’ shareholders.

Name, Address* and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) and Other Directorships During the Past 5 Years and Experience	Number of Funds Overseen or to Be Overseen by Trustee**
Independent Trustees/Nominees†
Barbara B. Dreeben (June 1945)	Trustee	Trustee since January 1994 (17 years)	President, Postal Addvantage (7/92-present), which is a postal mail list management service. Ms. Dreeben brings to the Board particular experience with community and organizational development as well as over 17 years’ experience as a Board member of the USAA family of funds.	48
Robert L. Mason, Ph.D. (July 1946)	Trustee	Trustee since January 1997 (14 years)	Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 14 years’ experience as a Board member of the USAA family of funds.	48

Barbara B. Ostdiek Ph.D. (March 1964)	Trustee	Trustee since January 2008 (3 years)	Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (7/02-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Management at Rice University (7/01-present). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over three years’ experience as a Board member of the USAA family of funds.	48
Michael F. Reimherr (August 1945)	Trustee	Trustee since January 2000 (11 years)	President of Reimherr Business Consulting (5/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 11 years’ experience as a Board member of the USAA family of funds.	48
Richard A. Zucker (July 1943)	Trustee and Chairman	Trustee since January 1992 (19 years) and Chair since February 2005	Vice President, Beldon Roofing Company (7/85-present). Mr. Zucker brings to the board particular experience with budgeting, finance, ethics, operations’ management as well as over 19 years’ experience as a board member of the USAA family of funds.	48
Thomas F. Eggers (June 1952)	Nominee	N/A	Chairman, American Independence Financial Services (6/10-6/11), which is an investment advisory firm; CEO and Member of Board of Directors, The Dreyfus Corporation (4/05-4/08). CEO, Scudder Investments (2002-2005). Mr. Eggers would bring to the Board extensive experience in the financial services industry, having held positions at two major fund companies, a federal bank and a major broker dealer. Mr. Eggers also has served as a member of various committees of FINRA and the Investment Company Institute (“ICI”), including the ICI Board of Governors.	48
Paul L. McNamara (July 1948)	Nominee	N/A
Director, Cadogan Opportunistic Alternatives Fund, LLC (3/10-present), which is a closed-end fund of funds launched and managed by Cadogan Management, LLC. Mr. McNamara retired from
Lord Abbett & Co. LLC as an Executive Member on 9/30/09, a position he held since 10/02. He has been employed at Lord Abbett since 1996. Mr. McNamara would bring to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director. Paul L. McNamara is no relation to Daniel S. McNamara.
				48

Interested Trustees/Nominees††
Christopher W. Claus (December 1960)	Trustee, President, and Vice Chairman	Trustee since February 2001 (10 years)
Chair of the Board of Directors (IMCO) (11/04-present); President, IMCO (2/08-10/09); Chief Investment Officer, IMCO (2/07-2/08); President and Chief Executive Officer, IMCO (2/01-2-07); Chair of the Board of Directors, of USAA Financial Advisors, Inc. (FAI) (1/07-4/11); President FAI (12/07-10/09); President Financial Advice and Solutions Group USAA (9/09-present); President, Financial Services Group, USAA (1/07-9/09). Mr. Claus serves as Chair of the Board of Directors of USAA Investment Corporation, USAA Shareholder Account Services and also serves on the Board of USAA Financial Planning Services Insurance Agency, Inc. He also serves as Vice Chair for USAA Life Insurance Company. Mr. Claus’s 17 years with IMCO, his position as principal executive officer of the USAA mutual funds and his 10 years’ experience as a board member of the USAA family of funds give him intimate experience with the day-to-day management and operations of the USAA mutual funds.
				48
Daniel S. McNamara (June 1966)	Vice President and Nominee	Vice President since December 2009	President and Director, IMCO and USAA Transfer Agency Company (d/b/a SAS) (10/09-present); President and Director of USAA Financial Advisors, Inc. (FAI) and USAA Financial Planning Services Insurance Agency, Inc. (FPS) (10/09 - 04/11); Senior Vice President of FPS (4/11-present); President, Banc of America Investment Advisors (9/07-9/09); Managing Director Planning and Financial Products Group, Bank of America (9/01-9/09). Mr. McNamara would bring to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.	48

*	The address for each is USAA Investment Management Company, P.O. Box 659430, San Antonio, Texas 78265-9430.
**	If Proposal 1 is approved, each nominee will oversee all 48 funds comprising the Trust.
†
These are the nominees who are not “interested persons” of the Funds or IMCO, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). We refer to them in this Proxy Statement as “Independent Nominees” or “Independent Trustees.”

††
Mr. Claus and Mr. McNamara are deemed to be “interested persons” of the Funds under the 1940 Act because of their positions with IMCO and its affiliates, as described in the table above. We refer to them as an “Interested Nominee” or an “Interested Trustee.”

How are nominees for Trustee identified and evaluated?

The Board’s Corporate Governance Committee seeks to identify candidates for Independent Trustee by such means as the Committee deems appropriate, including with the assistance of IMCO or another third-party service provider or independent contractor. In connection with its evaluation of candidates, the Corporate Governance Committee reviews each candidate’s overall qualifications for Board membership and each candidate’s independence from the Trust’s investment advisers and other principal service providers. A person selected as a nominee for Independent Trustee must not be an “interested person” (as defined in the 1940 Act) of the Trust. Otherwise, there are no specific required qualifications for Board membership. The Corporate Governance Committee also considers the effect of any relationships beyond those delineated in the 1940 Act that might impair independence (e.g., business, financial, or family relationships with an investment adviser or other primary service provider). In evaluating Trustee candidates, the Corporate Governance Committee of the Board also may consider such other factors, such as diversity, as it may determine to be relevant to fulfilling the role of Trustee, including differences in viewpoint, professional experience, education, skill, and other individual qualities, as well as race, gender, and national origin. The Corporate Governance Committee periodically reviews the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

The Corporate Governance Committee has adopted procedures to consider Board candidates suggested by shareholders. The procedures are initiated by the receipt of nominations submitted by a fund shareholder sent to Board member(s) at the address specified in fund disclosure documents or as received by IMCO or a fund officer. Any recommendations for a nomination by a shareholder, to be considered by the Board, must include at least the following information: name; date of birth; contact information; education; business profession and other expertise; affiliations; experience relating to serving on the Board; and references. The Corporate Governance Committee gives shareholder recommendations the same consideration as any other candidate.

How long can Trustees serve on the Board?

Under the Trust’s organizational documents, each Trustee serves as a Trustee of the Trust during the lifetime of the Trust and until its termination except as such Trustee sooner dies, resigns, retires, or is removed. However, pursuant to a policy adopted by the Board, each elected or appointed Independent Trustee may serve as a Trustee until the Trustee either reaches age 70 or has served 20 years, and the Interested Trustee may serve as a Trustee until the Trustee either reaches age 65 or has served 20 years. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time.

Why are we now electing members to the Board?

The Board of the Trust currently has an internal policy under which each Trustee is presented to shareholders for election or re-election, as the case may be, at least once every five (5) years; however, the Board may change this internal policy at any time. The last time each current Trustee was presented to shareholders for election was July 2006, so it is now time to present to shareholders for re-election the current Trustees who have been nominated to continue to serve on the Board. The Board currently is comprised of six (6) Trustees. The current Chair of the Board and an Independent Trustee, Richard A. Zucker, has reached the end of his term of office, which will expire on or about December 31, 2011. An additional Independent Trustee, Barbara B. Dreeben, who will have reached her tenure in 2013, is not standing for re-election to the Board and will retire from the Board on December 31, 2011, ending her 18 years of service to the Trust and its shareholders to make room for new Board members as part of the Board’s succession planning process. In addition, the Board’s only current Interested Trustee, Christopher W. Claus, also will voluntarily resign on or about December 31, 2011, as part of a succession planning process. Thus, Mr. Zucker, Ms. Dreeben, and Mr. Claus are not being presented for re-election, and the Trustees are presenting for election one (1) nominee to replace Mr. Zucker as an Independent Trustee, one (1) nominee to replace Ms. Dreeben as an Independent Trustee, and one (1) nominee to replace Mr. Claus as Interested Trustee.

What are some of the ways in which the Board represents shareholder interests?

The Board seeks to represent shareholder interests by:

➢	reviewing the investment performance of each Fund with management;

➢	reviewing the quality of the various other services provided to the Funds and their shareholders by each of the Funds’ service providers, including IMCO and its affiliates;

➢	discussing with IMCO senior management steps being taken to address any performance deficiencies;

➢
reviewing the fees paid to IMCO and its affiliates to ensure that such fees remain reasonable and competitive with those of other mutual funds, while at the same time providing sufficient resources to continue to provide high-quality services in the future;

➢	monitoring potential conflicts between the Funds and IMCO and its affiliates to ensure that the Funds continue to be managed in the best interests of their shareholders; and

➢	monitoring potential conflicts among Funds to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.

How is the Board structured?

The Board is comprised of a super-majority (over 80%) of Trustees who are not “interested persons” (as defined under the 1940 Act) of the Funds (the “Independent Trustees”) and if shareholders elect all of the nominees, the Board would continue to be so comprised. In addition, the Chairman of the Board is an Independent Trustee. The Chairman presides at meetings of the Trustees, and may call meetings of the Board and any Board committee whenever he deems it necessary. The Chairman participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also acts as a liaison with the Funds’ management, officers, and other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified in the Trust’s registration statement filed with the SEC or pursuant to the Trust’s Declaration of Trust or By-laws, or as assigned by the Board, the designation of a Trustee as Chairman does not impose on that Trustee any duties, obligations, or liability that are greater than the duties, obligations, or liability imposed on any other Trustee, generally. The Board has designated a number of standing committees as further described below, each of which has a Chairman. The Board also may designate working groups or ad hoc committees as it deems appropriate.

The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board considers leadership by an Independent Trustee as Chairman to be integral to promoting effective independent oversight of the Funds’ operations and meaningful representation of the shareholders’ interests, given the number of Funds offered by the Trust and the amount of assets that these Funds represent. The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Funds’ shareholders. Nevertheless, the Board also believes that having an interested person serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, important elements in its decision-making process. In addition, the Board believes that the Interested Trustee provides the Board with the Adviser’s perspective in managing and sponsoring the Funds. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.

The Standing Committees of the Board

The Board has four committees: an Audit Committee, a Corporate Governance Committee, an Executive Committee, and a Pricing and Investment Committee. The duties of these four committees and their present membership are as follows:

Audit Committee: The Audit Committee of the Board reviews the financial information and the independent auditors’ reports, and undertakes certain studies and analyses as directed by the Board. Trustees Dreeben, Mason, Ostdiek, Reimherr, and Zucker, each of whom is an Independent Trustee, are members of the Audit Committee. During the one-year period ended July 31, 2011, the Audit Committee held meetings four times. Information about the Trust’s independent registered public accounting firm and the Audit Committee’s oversight of the fees paid to that firm is provided in Appendix A to this Proxy Statement.

Corporate Governance: The Corporate Governance Committee of the Board maintains oversight of the organization, performance, and effectiveness of the Board and Independent Trustees. Trustees Dreeben, Ostdiek, Mason, Reimherr, and Zucker, each of whom is an Independent Trustee, are members of the Corporate Governance Committee. During the one-year period ended July 31, 2011, the Corporate Governance Committee held meetings twelve times. The Committee has a Charter, a copy of which is attached to this Proxy Statement as Appendix B.

Executive Committee: Between the meetings of the Board and while the Board is not in session, the Executive Committee of the Board has all the powers and may exercise all the duties of the Board in the management of the business of the Trust that may be delegated to it by the Board. Trustees Claus and Zucker are the current members of the Executive Committee. During the one-year period ended July 31, 2011, the Executive Committee held no meetings.

Pricing and Investment Committee: The Pricing and Investment Committee of the Board acts upon various investment-related issues and other matters that have been delegated to it by the Board. Trustees Claus, Dreeben, Mason, Ostdiek, Reimherr, and Zucker are members of the Pricing and Investment Committee. During the one-year period ended July 31, 2011, the Pricing and Investment Committee held meetings four times.

What are the responsibilities of the Board?

The Board is responsible for the general oversight of the Funds’ business and for assuring that the Funds are managed in the best interests of the Funds’ respective shareholders. The Board periodically reviews the Funds’ investment performance as well as the quality of other services provided to the Funds and their respective shareholders by each of the Funds’ service providers, including IMCO and its affiliates. IMCO acts as the investment adviser, principal underwriter, and administrator of the Funds. IMCO’s address is 9800 Fredericksburg Road, San Antonio, Texas 78288. At least annually, the Board reviews the fees paid by the Funds for these services and the overall level of the Funds’ operating expenses. The Board also is responsible for overseeing the risk management of the Funds, as described below.

The Board’s Oversight of Risk Management

As registered investment companies, the Funds are subject to a variety of risks, including investment risks (such as, among others, market risk, credit risk, and interest rate risk), financial risks (such as, among others, settlement risk, liquidity risk, and valuation risk), compliance risks, and operational risks. The Trustees play an active role, as a full board and at the committee level, in overseeing risk management for the Funds. The Trustees delegate the day-to-day risk management of the Funds to various groups, including but not limited to, portfolio management, risk management, compliance, legal, fund accounting, and various committees discussed herein. These groups provide the Trustees with regular reports regarding investment, valuation, liquidity, and compliance, as well as the risks associated with each. The Trustees also oversee risk management for the Funds through regular interactions with the Funds’ external auditors and periodic presentations from USAA Operational Risk Management.

The Board also participates in the Funds’ risk oversight, in part, through the Funds’ compliance program, which covers the following broad areas of compliance: portfolio management, trading practices, investment code of ethics and protection of non-public information, accuracy of disclosures, safeguarding of fund assets, recordkeeping, marketing, fees, privacy, anti-money laundering, business continuity, valuation and pricing of fund shares, processing of fund shares, affiliated transactions, fund governance, and market timing. The program seeks to identify and assess risk through various methods, including through regular interdisciplinary communications between compliance professionals, operational risk management, and business personnel who participate on a daily basis in risk management on behalf of the Funds. The Funds’ chief compliance officer provides an annual compliance report and other compliance related briefings to the Board in writing and in person.

IMCO seeks to identify for the Board the risks that it believes may affect the Funds and develops processes and controls regarding such risks. However, risk management is a complex and dynamic undertaking and it is not always possible to comprehensively identify and/or mitigate all such risks at all times since risks are at times impacted by external events. In discharging its oversight responsibilities, the Board considers risk management issues throughout the year with the assistance of its various committees as described above. Each committee presents reports to the Board after its meeting, which may prompt further discussion of issues concerning the oversight of the Funds’ risk management. The Board as a whole also reviews written reports or presentations on a variety of risk issues as needed and may discuss particular risks that are not addressed in the committee process.

Among other committees, the Board has established an Audit Committee, which is composed solely of Independent Trustees and which oversees management of financial risks and controls. The Audit Committee serves as the channel of communication between the independent auditors of the Funds and the Board with respect to financial statements and financial reporting processes, systems of internal control, and the audit process. Although the Audit Committee is responsible for overseeing the management of financial risks, the Board is regularly informed of these risks through committee reports.

How often does the Board meet?

The Board typically conducts regular meetings five or six times a year to review the operations of the Funds. A portion of these meetings is devoted to various committee meetings of the Board, which focus on particular matters. In addition, the Board may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. If the Trust holds an annual meeting of shareholders, the policy is that all Trustees should attend, subject to availability. During the one-year period ended May 31, 2011, the Board met five times. Each current Trustee attended at least 75% of the Board meetings, including regular, special, and committee meetings (as applicable).

What is the share ownership of the Trustees and nominees in the Funds?

The following table sets forth information describing the aggregate dollar range of equity securities beneficially owned by each Independent Trustee and Independent Nominee in the Funds as of July 31, 2011.

Name of Trustee/Nominee	Aggressive Growth Fund	Balanced Strategy Fund	California Bond Fund	California Money Market Fund	Capital Growth Fund	Cornerstone Strategy Fund
Independent Trustees/Nominees
Barbara B. Dreeben	None	None	N/A	N/A	None	None
Robert L. Mason, Ph.D.	None	None	N/A	N/A	None	$10,001 -$50,000
Barbara B. Ostdiek Ph.D.	None	None	N/A	N/A	None	None
Michael F. Reimherr	None	None	N/A	N/A	None	None
Richard A. Zucker	None	None	N/A	N/A	None	None
Thomas F. Eggers	None	None	N/A	N/A	None	None
Paul L. McNamara	None	None	N/A	N/A	None	None
Interested Trustees/Nominees
Christopher W. Claus	Over $100,000	$50,001 -$100,000	N/A	N/A	$50,001- $100,000	None
Daniel S. McNamara	$10,001 - $50,000	None	N/A	N/A	None	None

Name of Trustee/Nominee	Emerging Markets Fund	Extended Market Index Fund	First Start Growth Fund	Florida Tax-Free Money Market Fund	GNMA Trust	Global Opportunities Fund
Independent Trustees/Nominees
Barbara B. Dreeben	None	None	None	N/A	None	None
Robert L. Mason, Ph.D.	None	None	None	N/A	None	None
Barbara B. Ostdiek Ph.D.	None	None	$1 -$10,000	N/A	None	None
Michael F. Reimherr	None	None	None	N/A	None	None
Richard A. Zucker	None	None	None	N/A	None	None
Thomas F. Eggers	None	None	None	N/A	None	None
Paul L. McNamara	None	None	None	N/A	None	None
Interested Trustees/Nominees
Christopher W. Claus	Over $100,000	$50,001 - $100,000	None	N/A	None	None
Daniel S. McNamara	$10,001 -$50,000	None	None	N/A	None	$50,001 -$100,000

Name of Trustee/Nominee	Growth Fund	Growth & Income Fund	Growth and Tax Strategy Fund	High-Yield Opportunities Fund	Income Fund	Income Stock Fund
Independent Trustees/Nominees
Barbara B. Dreeben	None	None	None	None	None	None
Robert L. Mason, Ph.D.	None	$10,001 -$50,000	None	None	None	$10,001 -$50,000
Barbara B. Ostdiek Ph.D.	None	None	None	None	None	None
Michael F. Reimherr	None	None	None	None	None	None
Richard A. Zucker	None	None	None	None	Over $100,000	None
Thomas F. Eggers	None	None	None	None	None	None
Paul L. McNamara	None	None	None	None	None	None
Interested Trustees/Nominees
Christopher W. Claus	Over $100,000	Over $100,000	None	Over $100,000	None	Over $100,000
Daniel S. McNamara	$1 -$10,000	None	None	Over $100,000	$10,001 -$50,000	$1 -$10,000

Name of Trustee/Nominee	Intermediate-Term Bond Fund	International Fund	Managed Allocation Fund	Money Market Fund	Nasdaq-100 Index Fund	New York Bond Fund
Independent Trustees/Nominees
Barbara B. Dreeben	None	None	None	None	None	N/A
Robert L. Mason, Ph.D.	None	None	None	Over $100,000	None	N/A
Barbara B. Ostdiek Ph.D.	None	None	None	$1 -$10,000	None	N/A
Michael F. Reimherr	None	None	None	$10,001 -$50,000	None	N/A
Richard A. Zucker	None	None	None	Over $100,000	None	N/A
Thomas F. Eggers	None	None	None	None	None	N/A
Paul L. McNamara	None	None	None	None	None	N/A
Interested Trustees/Nominees
Christopher W. Claus	$50,001-$100,000	Over $100,000	$10,001 - $50,000	None	None	N/A
Daniel S. McNamara	$1 -$10,000	None	$10,001 - $50,000	None	None	N/A

Name of Trustee/Nominee	New York Money Market Fund	Precious Metals and Minerals Fund	Real Return Fund	Science & Technology Fund	S&P 500 Index Fund	Short-Term Bond Fund	Small Cap Stock Fund
Independent Trustees/Nominees
Barbara B. Dreeben	N/A	None	None	None	None	None	None
Robert L. Mason, Ph.D.	N/A	None	None	None	None	None	None
Barbara B. Ostdiek Ph.D.	N/A	None	None	None	None	None	None
Michael F. Reimherr	N/A	None	None	None	$10,001 -$50,000	None	None
Richard A. Zucker	N/A	None	None	None	Over $100,000	None	None
Thomas F. Eggers	N/A	None	None	None	None	None	None
Paul L. McNamara	N/A	None	None	None	None	None	None
Interested Trustees/Nominees
Christopher W. Claus	N/A	Over $100,000	$1 -$10,000	None	Over $100,000	$10,001 -$50,000	$10,001 -$50,000
Daniel S. McNamara	N/A	Over $100,000	$1 -$10,000	$1 - $10,000	$10,001 -$50,000	Over $100,000	$1 -$10,000

Name of Trustee/Nominee	Target Retirement Income Fund	Target Retirement 2020 Fund	Target Retirement 2030 Fund	Target Retirement 2040 Fund	Target Retirement 2050 Fund	Tax Exempt Money Market Fund
Independent Trustees/Nominees
Barbara B. Dreeben	None	None	None	None	None	None
Robert L. Mason, Ph.D.	None	None	None	None	None	None
Barbara B. Ostdiek Ph.D.	None	None	None	None	None	None
Michael F. Reimherr	None	None	None	None	None	None
Richard A. Zucker	None	None	None	None	None	None
Thomas F. Eggers	None	None	None	None	None	None
Paul L. McNamara	None	None	None	None	None	None
Interested Trustees/Nominees
Christopher W. Claus	None	None	None	None	None	$10,001 -$50,000
Daniel S. McNamara	None	None	None	None	None	None

Name of Trustee/Nominee	Tax Exempt Intermediate-Term Fund	Tax Exempt Long-Term Fund	Tax Exempt Short-Term Fund	Total Return Strategy Fund	Treasury Money Market Trust	Ultra Short-Term Bond Fund
Independent Trustees/Nominees
Barbara B. Dreeben	Over $100,000	None	None	None	None	None
Robert L. Mason, Ph.D.	None	$10,001 -$50,000	None	$10,001 -$50,000	None	None
Barbara B. Ostdiek Ph.D.	None	None	None	None	None	None
Michael F. Reimherr	None	None	None	None	None	None
Richard A. Zucker	None	Over $100,000	None	None	None	None
Thomas F. Eggers	None	None	None	None	None	None
Paul L. McNamara	None	None	None	None	None	None
Interested Trustees/Nominees
Christopher W. Claus	Over $100,000	Over $100,000	Over $100,000	$50,001 -$100,000	None	Over $100,000
Daniel S. McNamara	Over $100,000	$10,000 -$50,000	$10,000 -$50,000	None	None	Over $100,000

Name of Trustee/Nominee	Value Fund	Virginia Bond Fund	Virginia Money Market Fund	World Growth Fund	Aggregate Dollar Range of Equity Securities in All Funds of the Trust Overseen or to be Overseen by Trustee/Nominee
Independent Trustees/Nominees
Barbara B. Dreeben	None	N/A	N/A	None	Over $100,000
Robert L. Mason, Ph.D.	None	N/A	N/A	None	Over $100,000
Barbara B. Ostdiek Ph.D.	None	N/A	N/A	$1 -$10,000	$10,001 - $50,000
Michael F. Reimherr	None	N/A	N/A	None	$10,001 - $50,000
Richard A. Zucker	None	N/A	N/A	None	Over $100,000
Thomas F. Eggers	None	N/A	N/A	None	None
Paul L. McNamara	None	N/A	N/A	None	None
Interested Trustees/Nominees
Christopher W. Claus	Over $100,000	N/A	N/A	None	Over $100,000
Daniel S. McNamara	None	N/A	N/A	None	Over $100,000

What are the Trustees paid for their services?

The Funds pay each Independent Trustee a fee for his or her services. Independent Trustees are compensated on the basis of an aggregate annual retainer of $44,500 plus reimbursement for reasonable expenses incurred in attending any meeting of the Board or one of its committees. The Independent Trustee serving as Chair of the Board receives an additional annual fee of $12,000 while each Independent Trustee serving as Chair of a committee of the Board receives an additional annual fee of $6,000. The fee for attending an in-person regular or special meeting of the Board is $4,000. The fee for telephonic meetings called by the Trust’s officers is $750 per meeting. The fee for serving on one or more committees is $1,800 per meeting. All Funds in the Trust meet on a combined basis for regular meetings. All compensation is allocated evenly among all Funds in the Trust, and the amounts paid as of each Fund’s respective fiscal year end are shown in the table below. All compensation paid to Independent Trustees is currently used to acquire shares of one or more Funds in the Trust under an automatic investment program for Trustees or deposited directly into a USAA Federal Savings Bank account. The Independent Trustees periodically review their compensation to assure that it continues to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other comparable mutual fund companies. Interested Trustees are not compensated by any Fund of the Trust for their service on the Board or any committee of the Board. No pension or retirement benefits are accrued as part of fund expenses.

The table below sets forth the fees paid to the current Trustees by the Funds during that Fund’s most recent fiscal year:

Name of Trustee/Nominee	Aggressive Growth Fund	Balanced Strategy Fund	California Bond Fund	California Money Market Fund	Capital Growth Fund	Cornerstone Strategy Fund
Barbara B. Dreeben	$1,900	$2,322	$2,123	$2,123	$1,901	$2,322
Robert L. Mason, Ph.D.	$1,900	$2,322	$2,123	$2,123	$1,901	$2,322
Barbara B. Ostdiek Ph.D.	$1,799	$2,194	$1,995	$1,995	$1,800	$2,194
Michael F. Reimherr	$1,799	$2,194	$1,995	$1,995	$1,800	$2,194
Richard A. Zucker	$2,002	$2,449	$2,251	$2,251	$2,002	$2,449
Christopher W. Claus	None*	None*	None*	None*	None*	None*

Name of Trustee/Nominee	Emerging Markets Fund	Extended Market Index Fund	First Start Growth Fund	Florida Tax-Free Money Market Fund	Florida Tax-Free Income Fund	GNMA Trust
Barbara B. Dreeben	$2,322	$2,030	$1,901	$2,123	$2,123	$2,322
Robert L. Mason, Ph.D.	$2,322	$2,030	$1,901	$2,123	$2,123	$2,322
Barbara B. Ostdiek Ph.D.	$2,194	$1,901	$1,800	$1,995	$1,995	$2,194
Michael F. Reimherr	$2,194	$1,901	$1,800	$1,995	$1,995	$2,194
Richard A. Zucker	$2,449	$2,160	$2,002	$2,251	$2,251	$2,449
Christopher W. Claus	None*	None*	None*	None*	None*	None*

Name of Trustee/Nominee	Global Opportunities Fund	Growth Fund	Growth & Income Fund	Growth and Tax Strategy Fund	High-Yield Opportunities Fund	Income Fund
Barbara B. Dreeben	$2,030	$1,901	$1,901	$2,322	$1,901	$1,901
Robert L. Mason, Ph.D.	$2,030	$1,901	$1,901	$2,322	$1,901	$1,901
Barbara B. Ostdiek Ph.D.	$1,901	$1,800	$1,800	$2,194	$1,800	$1,800
Michael F. Reimherr	$1,901	$1,800	$1,800	$2,194	$1,800	$1,800
Richard A. Zucker	$2,160	$2,002	$2,002	$2,449	$2,002	$2,002
Christopher W. Claus	None*	None*	None*	None*	None*	None*

Name of Trustee/Nominee	Income Stock Fund	Intermediate-Term Bond Fund	International Fund	Managed Allocation Fund	Money Market Fund	Nasdaq-100 Index Fund
Barbara B. Dreeben	$1,901	$1,901	$2,322	$2,322	$1,901	$2,030
Robert L. Mason, Ph.D.	$1,901	$1,901	$2,322	$2,322	$1,901	$2,030
Barbara B. Ostdiek Ph.D.	$1,800	$1,800	$2,194	$2,194	$1,800	$1,901
Michael F. Reimherr	$1,800	$1,800	$2,194	$2,194	$1,800	$1,901
Richard A. Zucker	$2,002	$2,002	$2,449	$2,449	$2,002	$2,160
Christopher W. Claus	None*	None*	None*	None*	None*	None*

Name of Trustee/Nominee	New York Bond Fund	New York Money Market Fund	Precious Metals and Minerals Fund	Real Return Fund	Science & Technology Fund	S&P 500 Index Fund
Barbara B. Dreeben	$2,123	$2,123	$2,322	$403	$1,901	$2,030
Robert L. Mason, Ph.D.	$2,123	$2,123	$2,322	$403	$1,901	$2,030
Barbara B. Ostdiek Ph.D.	$1,995	$1,995	$2,194	$378	$1,800	$1,901
Michael F. Reimherr	$1,995	$1,995	$2,194	$378	$1,800	$1,901
Richard A. Zucker	$2,251	$2,251	$2,449	$428	$2,002	$2,160
Christopher W. Claus	None*	None*	None*	None*	None*	None*

Name of Trustee/Nominee	Short-Term Bond Fund	Small Cap Stock Fund	Target Retirement Income Fund	Target Retirement 2020 Fund	Target Retirement 2030 Fund	Target Retirement 2040 Fund
Barbara B. Dreeben	$1,901	$1,901	$2,030	$2,030	$2,030	$2,030
Robert L. Mason, Ph.D.	$1,901	$1,901	$2,030	$2,030	$2,030	$2,030
Barbara B. Ostdiek Ph.D.	$1,800	$1,800	$1,901	$1,901	$1,901	$1,901
Michael F. Reimherr	$1,800	$1,800	$1,901	$1,901	$1,901	$1,901
Richard A. Zucker	$2,002	$2,002	$2,160	$2,160	$2,160	$2,160
Christopher W. Claus	None*	None*	None*	None*	None*	None*

Name of Trustee/Nominee	Target Retirement 2050 Fund	Tax Exempt Money Market Fund	Tax Exempt Intermediate-Term Fund	Tax Exempt Long-Term Fund	Tax Exempt Short-Term Fund	Total Return Strategy Fund
Barbara B. Dreeben	$2,030	$2,123	$2,123	$2,123	$2,123	$2,030
Robert L. Mason, Ph.D.	$2,030	$2,123	$2,123	$2,123	$2,123	$2,030
Barbara B. Ostdiek Ph.D.	$1,901	$1,995	$1,995	$1,995	$1,995	$1,901
Michael F. Reimherr	$1,901	$1,995	$1,995	$1,995	$1,995	$1,901
Richard A. Zucker	$2,160	$2,251	$2,251	$2,251	$2,251	$2,160
Christopher W. Claus	None*	None*	None*	None*	None*	None*

Name of Trustee/Nominee	Treasury Money Market Trust	Ultra Short-Term Bond Fund	Value Fund	Virginia Bond Fund	Virginia Money Market Fund	World Growth Fund	Total Compensation from the Trust
Barbara B. Dreeben	$2,322	$403	$1,901	$2,123	$2,123	$2,322	$96,415
Robert L. Mason, Ph.D.	$2,322	$403	$1,901	$2,123	$2,123	$2,322	$96,415
Barbara B. Ostdiek Ph.D.	$2,194	$378	$1,800	$1,995	$1,995	$2,194	$90,845
Michael F. Reimherr	$2,194	$378	$1,800	$1,995	$1,995	$2,194	$90,845
Richard A. Zucker	$2,449	$428	$2,002	$2,251	$2,251	$2,449	$101,986
Christopher W. Claus	None*	None*	None*	None*	None*	None*	None*

* Christopher W. Claus is affiliated with the Trust’s investment adviser, IMCO, and, accordingly, receives no remuneration from any Fund of the Trust.

What percentage of shareholders’ votes is required to elect the nominees to the Board?

The nominees to serve as Trustees of the Trust receiving the vote of a plurality of the outstanding voting shares of the Trust cast at the Meeting shall be elected, provided a quorum is present. 30% of the Trust’s voting shares entitled to vote at the Meeting must be present to constitute a quorum. Shareholders of the Trust will vote as a single class on the election of Trustees. Shareholders of the USAA Florida Tax-Free Income Fund are being solicited pursuant to a separate proxy statement to approve the election of the nominees to the Board and to consider another matter relating solely to that fund.

How does the Board recommend shareholders vote on this proposal?

The Board recommends that the shareholders vote “FOR” the election of all nominees for election to the Board.

Is there more information about the Funds?

Yes. Appendix C contains information about the Trust’s officers. These officers are appointed by the Board and are not being presented for election. In addition, more information about the Funds is available in each Fund’s respective prospectus and statement of additional information. To obtain a free copy of a Fund’s prospectus and/or statement of additional information, you may call (800) 531-USAA (8722).

PROPOSAL 2:
APPROVAL OF AN AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT BETWEEN IMCO AND THE TRUST WITH RESPECT TO THE GNMA FUND TO CHANGE THE GNMA FUND’S BENCHMARK INDEX FOR PURPOSES OF CALCULATING THE PERFORMANCE-BASED INVESTMENT ADVISORY FEES.

Introduction

On August 25, 2011, the Board, including the Independent Trustees, approved an amendment to the current Investment Advisory Agreement between the Trust, on behalf of the GNMA Fund, and IMCO (the “Proposed Investment Advisory Agreement”) and authorized the submission of the Proposed Investment Advisory Agreement to the GNMA Fund’s shareholders for approval. The Proposed Investment Advisory Agreement changes the performance benchmark index used in the current Investment Advisory Agreement (the “Current Investment Advisory Agreement”) to determine one component of the investment advisory fee that IMCO receives from the GNMA Fund. The investment advisory fee paid by the GNMA Fund is adjusted downward or upward based upon the GNMA Fund’s performance relative to the Lipper GNMA Funds Index (the “Current Index”). Under the proposal, the fee instead would be adjusted based upon the GNMA Fund’s performance relative to the Lipper Intermediate U.S. Government Funds Index (the “Proposed Index”). If the proposal is approved, the GNMA Fund’s benchmark index will change from an index designed as a measure of the performance of GNMA securities to an index designed to be a measure of funds that invest in a broader universe of government securities.

The proposal is one of several changes that are being made to the GNMA Fund in light of IMCO’s and the Board’s belief that the current strategy of the GNMA Fund is too restrictive as a result of an SEC rule that requires mutual funds that use the term “GNMA” in their name to normally invest at least 80% of their assets in GNMA securities. Due to this restriction, IMCO recommended and the Board has approved, the following additional changes to the GNMA Fund, which are not subject to shareholder approval and which will become effective on or about January 27, 2012:  (1) changing the name of the GNMA Fund to “USAA Government Securities Fund” and (2) removing the requirement from the investment strategy that the Fund normally invest at least 80% of its net assets in GNMA securities. IMCO’s management team believes that additional investment flexibility across a broader universe of government securities will be in the best interests of the GNMA Fund and its shareholders. Due to these changes, IMCO believes that the proposed change of the benchmark index to the Lipper Intermediate U.S. Government Funds Index, which measures the performance of funds tracked by Lipper that invest at least 65% of fund assets in securities issued or guaranteed by the U.S. government, its agencies, or its instrumentalities, with dollar-weighted average maturities of five to ten years, is a more appropriate benchmark index to evaluate the GNMA Fund’s performance after the changes described above are implemented. When the changes to the GNMA Fund’s name and investment strategy become effective, its name will change from the USAA GNMA Trust to the USAA Government Securities Fund, which will provide the GNMA Fund with additional investment flexibility by allowing the Fund to invest across a broader range of investments.

The GNMA Fund’s investment objective, to seek to provide investors with a high level of current income consistent with preservation of principal, will not change as a result of the changes described above. However, the GNMA Fund’s current investment strategy, which is to normally invest at least 80% of its net assets in Government National Mortgage Association (GNMA) securities backed by the full faith and credit of the U.S. government, will be changed to reflect that the GNMA Fund will normally invest at least 80% of its net assets in government securities, including, but not limited to U.S. Treasury bills, notes and bonds; Treasury Inflation Protected Securities (TIPS), U.S. government agency collateralized mortgage obligations and securities issued by U.S. government agencies and instrumentalities, supported by the credit of the issuing agency, instrumentality or corporation (which are neither issued or guaranteed by the U.S. Treasury), including but not limited to Fannie Mae, Freddie Mac, Federal Housing Administration, Department of Housing and Urban Development, Export-Import Bank, Farmer’s Home Administration, General Services Administration, Maritime Administration, Small Business Administration, and

repurchase agreements collateralized by such investments. The risks of investing in the GNMA Fund including the risks of investing in government and GNMA securities are described within the GNMA Fund’s prospectus.

The Proposed Index is comprised of a group of funds that invest primarily in the same mix of government securities that the GNMA Fund will utilize if Proposal 2 is approved. The Proposed Index is comprised of funds that invest at least 65% of their assets in government securities. If approved, the GNMA Fund will be required to invest a slightly higher portion of its assets in government securities (80%), than the level specified for funds in the Proposed Index. As a result of the Securities and Exchange Commission requirements, all funds with “Government” in their name will invest at least 80% of their assets in government securities. As a result, many of the other funds that comprise the index also invest at least 80% of their assets in U.S. government securities, including those issued and guaranteed by the U.S. government or by its agencies or instrumentalities.

If approved, the Proposed Investment Advisory Agreement will take effect on January 27, 2012, or as soon as practicable after shareholder approval is obtained. If the Proposed Investment Advisory Agreement is not approved, the Current Investment Advisory Agreement will continue in effect.

Except for the changes described herein to reflect the name change to “USAA Government Securities Fund” which will become effective on or about January 27, 2012, and the proposed change to the performance benchmark index, including the calculation of the blended performance of the Current Index and the Proposed Index over certain time periods, the Proposed Investment Advisory Agreement is substantially identical to the Current Investment Advisory Agreement. A copy of the Proposed Amendment to the Investment Advisory Agreement is included as Appendix D.

IMCO as Investment Adviser

USAA Investment Management Company is the GNMA Fund’s investment adviser pursuant to the Current Investment Advisory Agreement, dated August 1, 2006. The Board approved the renewal of the Current Investment Advisory Agreement in April 2011 and approved the proposed amendment to the Current Investment Advisory Agreement to change the performance benchmark in August 2011. The Current Investment Advisory Agreement was last submitted to shareholders for approval on July 19, 2006.

IMCO is a wholly owned subsidiary of USAA Investment Corporation (“ICORP”), which is a wholly owned subsidiary of USAA Capital Corporation (“CAPCO”). CAPCO is a wholly owned subsidiary of United Services Automobile Association (“USAA”), which is a large, diversified financial services institution. IMCO is a registered investment adviser, a registered broker-dealer, and the investment adviser and distributor of the USAA family of no-load mutual funds. Each of IMCO, ICORP, CAPCO, and USAA is located at 9800 Fredericksburg Road, San Antonio, Texas 78288. IMCO’s principal operations are in the asset management business with approximately $86 billion in assets under management ($53 billion in mutual fund assets under management as of July 31, 2011). The directors and principal executive officers of IMCO and their address and principal occupations are listed in Appendix E. Certain employees of IMCO and/or its affiliates serve as officers of the Trust. IMCO has served as the investment adviser to the GNMA Fund since its inception in 1991. As of July 31, 2011, IMCO advised 48 separate series on behalf of the Trust, offering a broad range of investment objectives.

Trustees and Officers

The Trust’s officers and their principal occupations are set forth in Appendix C. The Trustees and nominees to serve as Trustees of the Trust and their principal occupations are set forth within this Proxy Statement.

Description of the Current Investment Advisory Agreement

IMCO provides investment management services to the GNMA Fund pursuant to the Current Investment Advisory Agreement. Under this agreement, IMCO is responsible for managing the GNMA Fund’s portfolio (including placement of brokerage orders), subject to the authority of and supervision by the Board. A discussion regarding the basis of the Board’s approval of the GNMA Fund’s Investment Advisory Agreement is available in the GNMA Fund’s annual report to shareholders for the period ended May 31, 2011, and is included in Appendix F hereto.

The GNMA Fund is authorized, although IMCO has no present intention of utilizing such authority, to use a “manager-of-managers” structure. IMCO could select (with the approval of the Board) one or more subadvisers to manage the actual day-to-day investment of the GNMA Fund’s assets. IMCO would monitor each subadviser’s performance through quantitative and qualitative analysis, and periodically report to the Board as to whether each subadviser’s agreement should be renewed, terminated, or modified. IMCO also would be responsible for allocating assets to the subadvisers. The allocation for each subadviser could range from 0% to 100% of the GNMA Fund’s assets, and IMCO could change the allocations without shareholder approval.

Management Fees

For IMCO’s services, the GNMA Fund pays IMCO an annual base investment management fee, which is comprised of a base fee and a performance adjustment that will add to or subtract from the base fee depending upon the performance of the GNMA Fund relative to the performance of the Current Index, and which is accrued daily and paid monthly, at an annualized rate of twelve and a half one-hundredths of one percent (0.125%) of the GNMA Fund’s average net assets. The performance adjustment is calculated separately for each class of shares of the Fund, (Fund Shares and Adviser Shares). If Proposal 2 is approved, the Current Index will be replaced with the Proposed Index. It is possible that the change in index for purposes of calculating the performance adjustment could indirectly increase the performance-based portion of the management fee paid to IMCO if the GNMA Fund’s performance compares more favorably to the Proposed Index than to the Current Index; however, due to the GNMA Fund’s investment strategy change, the Proposed Index represents more closely the securities in which the GNMA Fund will invest.

The performance adjustment is calculated monthly for the GNMA Fund by comparing the performance of the relevant share class of the GNMA Fund to that of the Lipper index over the performance period. The performance period for each share class of the GNMA Fund consists of the current month plus the previous 35 months. For purposes of calculating the performance adjustment, the performance of the Adviser Shares will include the performance of the Fund Shares for periods prior to August 1, 2010.

The annual performance adjustment rate is multiplied by the average net assets of the relevant share class of the GNMA Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

OVER/UNDER PERFORMANCE                                                       ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX                                                                          (IN BASIS POINTS AS A PERCENTAGE
(IN BASIS POINTS)1                                                                          OF AVERAGE NET ASSETS)1
+/– 20 to 50                                                                                                  +/– 4
+/– 51 to 100                                                                                               +/– 5
+/– 101 and greater                                                                                   +/– 6

1Based on the difference between average annual performance of the relevant share class of the GNMA Fund and its index, rounded to the nearest basis point (0.01%). Average net assets of the share class are calculated over a rolling 36-month period.

Under the performance fee arrangement, the GNMA Fund will pay a positive performance fee adjustment with respect to a class for a performance period whenever that share class outperforms the Lipper index over that period, even if that share class had an overall negative return during the performance period. For the most recent fiscal year, the performance adjustment subtracted from the base management fee for the GNMA Fund by 0.05% for Fund Shares and 0.01% for Adviser Shares.

During the GNMA Fund’s most recent fiscal year ended May 31, 2011, the GNMA Fund, Fund Shares and Adviser Shares paid IMCO a total of $484,625 for investment advisory services calculated utilizing the base fee of 0.125% and the performance adjustment of -0.05% for Fund Shares and 0.01% for Adviser Shares.

Additional Services

In addition to providing investment management services, IMCO also provides administration, shareholder servicing, and distribution services to the GNMA Fund. IMCO’s affiliate, USAA Shareholder Account Services (“SAS”), provides transfer agency services to the GNMA Fund. The GNMA Fund’s transfer agent may enter into agreements with third parties (“Servicing Agents”) to pay such Servicing Agents for certain administrative and servicing functions. During the GNMA Fund’s most recent fiscal year ended May 31, 2011, the GNMA Fund paid to IMCO a total of $920,000 for administration and shareholder services and $10,000 for distribution services. The Fund also paid to SAS a total of $838,500 for transfer agency services during the GNMA Fund’s most recent fiscal year. The GNMA Fund pays all expenses incident to its organization, operations, and business not specifically assumed by IMCO, including custodian and transfer agency fees and expenses, brokerage commissions, and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest, taxes, a portion of trade association or other investment company organization dues and expenses, registration fees, expenses of shareholders’ meetings, reports to shareholders, fees and expenses of Independent Trustees, and other costs of complying with applicable laws regulating the sale of shares of the GNMA Fund.

The Current Investment Advisory Agreement

The Investment Advisory Agreement may be terminated at any time without penalty by vote of the Board or by vote of the majority of the outstanding shares (as defined in the 1940 Act) of the GNMA Fund, or by IMCO on sixty (60) days’ written notice to the other party.

What is the same between the Current Investment Advisory Agreement and the Proposed Investment Advisory Agreement?

The Current Investment Advisory Agreement and Proposed Investment Advisory Agreement are substantially similar. Under both Agreements, the GNMA Fund pays IMCO an annual base investment management fee that consists of two components: (1) a base fee, which is accrued daily and paid monthly at an annualized rate of 0.125% on the GNMA Fund’s average net assets and (2) a performance adjustment, that is calculated monthly, that will add to or subtract from the base fee depending upon the performance of the GNMA Fund relative to the performance of the Current Index. If Proposal 2 is approved the Current Index will be replaced with the Proposed Index.

Under both the Current Investment Advisory Agreement and the Proposed Investment Advisory Agreement, the performance adjustment may result in an increase or a decrease in the investment advisory fee paid by the GNMA Fund, depending upon the performance of the GNMA Fund relative to the performance of its benchmark index over the performance measurement period. In addition, under both the Current Investment Advisory Agreement and the Proposed Investment Advisory Agreement, the GNMA Fund will pay a positive performance fee adjustment for a performance period whenever the GNMA Fund outperforms the applicable benchmark index, currently the Lipper GNMA Funds Index, and if Proposal 2 is approved the Lipper Intermediate U.S. Government Funds Index, over the performance period.

What are the significant differences between the Current Investment Advisory Agreement and the Proposed Advisory Agreement?

Other than the change to reflect the name change to “USAA Government Securities Fund” the primary difference between the Current Investment Advisory Agreement and the Proposed Investment Advisory Agreement is the benchmark index used for purposes of measuring the GNMA Fund’s performance and calculating the performance adjustment to the investment advisory fee the GNMA Fund pays to IMCO. Pursuant to the Current Investment Advisory Agreement, the investment advisory fee is linked to the GNMA Fund’s performance relative to the Lipper GNMA Funds Index. Under the Proposed Investment Advisory Agreement, the investment advisory fee is linked to the GNMA Fund’s performance relative to the Lipper Intermediate U.S. Government Funds Index.

The Trustees and shareholders of the GNMA Fund previously approved the Lipper GNMA Funds Index as the GNMA Fund’s benchmark index for purposes of evaluating the GNMA Fund’s performance and calculating the performance adjustment. Shareholders are now being asked to approve a change in the benchmark index to the Lipper Intermediate U.S. Government Funds Index. If approved, the Proposed Investment Advisory Agreement will become effective on or about January 27, 2012, or as soon as practicable thereafter. For performance measurement periods after that date, the Lipper Intermediate U.S. Government Funds Index will be used for that purpose, and will be implemented on a transitional basis described under “Implementation of the Change in the Benchmark Index” below. If shareholders do not approve the Proposed Investment Advisory Agreement, the performance adjustment will be implemented in the same manner as provided under the Current Investment Advisory Agreement.

Impact of the Proposed Change to the Benchmark Index on the Investment Advisory Fee Rate

The change to the GNMA Fund’s performance benchmark will be implemented on a going forward basis, and the future impact on the investment advisory fee rate paid by the GNMA Fund to IMCO will depend on the GNMA Fund’s future performance relative to the Proposed Index.

The following table depicts (i) the advisory fee paid by the GNMA Fund, before and after the applicable performance fee, for the GNMA Fund’s most recent fiscal year ended May 31, 2011, using the Current Index as a benchmark, (ii) the dollar amount of the pro forma advisory fee that would have been paid by the GNMA Fund, before and after application of the performance fee, using the Proposed Index as the performance benchmark and (iii) the difference between the actual and pro forma fees charged. Such difference is positive when the amount of the pro forma Proposed Index advisory fees would have been larger than the amount of the Current Index advisory fees and negative when the amount of the pro forma Proposed Index advisory fees would have been smaller than the amount of the Current Index advisory fees.

Advisory Fee Based Upon Current Index ($)			Pro Forma Advisory Fee Based Upon Proposed Index ($)			Difference between Current and Proposed Index Advisory Fees ($)
Advisory Fee Before Performance Fee	Performance Fee	Advisory Fee After Performance Fee	Advisory Fee Before Performance Fee	Performance Fee	Advisory Fee After Performance Fee
$766,984	$(282,359)	$484,625	$766,984	$(69,007)	$697,977	$213,352

As reflected in the above table, the GNMA Fund would have paid more to IMCO had the Proposed Index been in place during the past fiscal year, as compared to the Current Index during the same period. However, if the changes to the GNMA Fund’s investment strategies, as described above, had been in effect during the Fund’s last fiscal year, it is likely that the Fund’s performance also would have been different. Accordingly, the comparison in the table above may be of limited use in evaluating the proposal.

Please keep in mind that under the terms of the Proposed Investment Advisory Agreement, the change in the GNMA Fund’s benchmark index will actually occur on a gradual basis over the 36-month period following shareholder approval of the Proposed Investment Advisory Agreement.

Comparison of Proposed and Current Benchmark Indices

If the Proposal 2 is approved by shareholders, the GNMA Fund will change its benchmark index from the Current Index, the Lipper GNMA Funds Index, to the Proposed Index, the Lipper Intermediate U.S. Government Funds Index, which tracks the performance of funds tracked by Lipper that invest at least 65% of fund assets in securities issued or guaranteed by the U.S. government, its agencies, or its instrumentalities, with dollar-weighted average maturities of five to ten years.

The Current Index tracks the performance of funds that are within the GNMA funds Lipper category, which primarily invest in GNMA securities. IMCO continues to believe that the additional flexibility and broader universe that is represented by the Proposed Index will benefit shareholders through IMCO’s management of the GNMA Fund. IMCO believes the Proposed Index better reflects the investment universe of the GNMA Fund, as the Proposed Index measures the performance of a broader spectrum of government securities.

The following chart shows the monthly returns of the Proposed Index, the GNMA Fund, and the Current Index for the fiscal year ended May 31, 2011.

Month	Proposed Index (%)	GNMA Fund (%)	Current Index (%)
June 2010	1.64	0.91	1.11
July 2010	0.88	0.90	0.86
August 2010	1.53	0.02	0.17
September 2010	0.19	(0.27)	(0.37)
October 2010	0.31	0.99	1.03
November 2010	(0.64)	(0.09)	0.05
December 2010	(1.54)	(0.38)	(0.73)
January 2011	0.05	0.11	0.22
February 2011	0.01	0.31	0.37
March 2011	0.06	0.11	0.13
April 2011	1.15	1.10	1.29
May 2011	1.38	1.09	1.23

The GNMA Fund returns presented above include reinvestment of dividends, distributions, and capital gains, and are net of GNMA Fund expenses. The GNMA Fund’s portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment, therefore, their performance does not reflect the expenses associated with the management of an actual portfolio. The GNMA Fund’s past performance does not necessarily indicate how it will perform in the future.

The following chart compares the calendar year performance of both the Current Index and the Proposed Index for the past five years and year-to-date through May 2011. The chart shows how the two benchmarks have performed differently at times over this period.

Year	Current Index (%)	Proposed Index (%)
2006	3.88	3.71
2007	6.39	7.35
2008	5.22	8.14
2009	8.49	3.25
2010	6.22	6.53
Year-to-Date through May 2011	3.27	2.67

Implementation of the Change in the Benchmark Index

If Proposal 2 is approved, the change in the GNMA Fund’s benchmark index will be implemented on a prospective basis beginning February 1, 2012, or as soon as practicable following the date of shareholder approval. However, because the performance adjustment is based upon a rolling 36-month performance measurement period, comparisons to the Proposed Index will not be fully implemented until 36 months after the effective date of the Proposed Investment Advisory Agreement. During this transition period, the GNMA Fund’s returns will be compared to a blended index return that reflects the performance of the Current Index for the portion of the performance measurement period prior to adoption of the Proposed Index, and the performance of the Proposed Index for the remainder of the period. For periods following the first full 36-month performance measuring period, the performance measurement period would reflect one less month of the Current Index’s performance. At the conclusion of the transition period, the performance of the Current Index would be eliminated from the performance adjustment calculation, and the calculation would include only the performance of the Proposed Index.

How the Adjustment Works

If the average daily net assets of the GNMA Fund remain constant during a 36-month performance measurement period, current net assets will be the same as average net assets over the performance measurement period and the maximum performance adjustment will be equivalent to an annual rate of 0.06% of current net assets. When current net assets vary from net assets over the 36-month performance measurement period, the performance adjustment, as a percentage of current assets, may vary significantly, including at a rate more or less than 0.06%, depending upon whether the net assets of the relevant share class of the GNMA Fund had been increasing or decreasing (and the amount of such increase or decrease) during the performance measurement period. If the net assets for the relevant share class of the GNMA Fund increase during a performance measurement period, the total positive or negative performance adjustment, measured in dollars, would be greater than if the net assets of that share class had not increased during the performance measurement period.

The following hypothetical examples illustrate the application of the performance adjustment for the Fund Shares of the GNMA Fund. The examples assume that the average daily net assets of the Fund Shares of the GNMA Fund remain constant during a 36-month performance measurement period. The performance adjustment is asset weighted with the average daily net assets of the Fund Shares of the GNMA Fund during the performance period and would therefore have a smaller impact on the percentage of current assets if the net assets of the Fund Shares of the GNMA Fund were increasing during the performance measurement period and a greater impact on the percentage of current assets if the net assets of the Fund Shares of the GNMA Fund were decreasing during the performance measurement period.

The maximum positive or negative performance adjustment of 1/12th of 0.06% of average net assets during the prior 36 months occurs if the Fund Shares of the GNMA Fund outperform or underperform the benchmark index by 1.00% or more over the same period.

Example 1: Fund Shares Outperform the Benchmark by 1.00%

If the Fund Shares of the GNMA Fund outperformed the benchmark index by 1.00% during the preceding 36 months, the GNMA Fund would calculate the investment advisory fee as follows:

Monthly Base Fee Rate	Monthly Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.125%	1/12th of 0.06%	1/12th of 0.185%

Example 2:  Fund Shares Track the Benchmark

If the Fund Shares of the GNMA Fund tracked the performance of the benchmark index during the preceding 36 months, the GNMA Fund would calculate the investment advisory fee as follows:

Monthly Base Fee Rate	Monthly Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.125%	1/12th of 0.00%	1/12th of 0.125%

Example 3: Fund Shares Underperform the Benchmark by 1.00%

If the Fund Shares of the GNMA Fund underperformed the benchmark index by 1.00% during the preceding 36 months, the GNMA Fund would calculate the investment advisory fee as follows:

Monthly Base Fee Rate	Monthly Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.125%	1/12th of -0.06%	1/12th of 0.065%

Comparison of Current and Pro Forma Expenses

The following tables describe the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the GNMA Fund under the current fee structure and the pro forma fee structure applying both the Current Index and the Proposed Index. For purposes of pro forma calculations, it is assumed that each index was in place during GNMA Fund’s fiscal year ending May 31, 2011, and it is based on the previous 36-months of performance history. The fees and expenses shown were determined based upon net assets as of May 31, 2011. For the 12-month period ended May 31, 2011, each class of shares of the GNMA Fund underperformed the Current

Index resulting in the pro forma management fee shown in the Annual Fund Operating Expenses table below for the GNMA Fund. For the 12-month period ended May 31, 2011, each class of shares of the GNMA Fund slightly underperformed the Proposed Index resulting in the pro forma management fee shown in the Annual Fund Operating Expenses table below for the GNMA Fund.

Shareholder fees are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The GNMA Fund is a no-load investment, so you will generally not pay any fees when you buy or sell shares of the GNMA Fund.

Annual fund operating expenses are paid out of the GNMA Fund’s assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.

Shareholder Fees (Paid Directly from Investment)

Current and Pro Forma Structure

Maximum Sales Charge (Load) Imposed on Purchase	None
Redemption Fee (as a % of Amount Redeemed	None

Annual Fund Operating Expenses (Deducted From Fund Assets)

Current and Pro Forma Structure

Fund Shares	Management Fee	Other Expenses	Total Annual Operating Expenses
Fiscal Year Ended May 31, 2011 Based on Current Index	0.08%	0.34%	0.42%
Pro Forma Based Upon Proposed Index	0.11%	0.34%	0.45%

Adviser Shares	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Operating Expenses	Reimbursement from Adviser	Total Annual Operating Expenses After Reimbursement*
Fiscal Year Ended May 31, 2011 Based on Current Index	0.12%	0.25%	1.02%	1.39%	(0.49%)	0.90%
Pro Forma Based Upon Proposed Index	0.12%	0.25%	1.02%	1.39%	(0.49)%	0.90%

* The Adviser has agreed, through October 1, 2012, to make payments or waive management, administration, and other fees to limit the expenses of the Adviser Shares of the GNMA Fund so that the total annual operating expenses (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.90% of the Adviser Shares’ average daily net assets. This arrangement may not be changed or terminated during this time period without approval of the Fund’s Board of Trustees and may be changed or terminated by the Adviser at any time after October 1, 2012.

Expense Examples

The following expense examples are based upon expenses without waivers as shown in the tables above. These examples are intended to help you compare the cost of investing in the GNMA Fund under both the current fee structure and the pro forma fee structure applying both the Current Index and the Proposed Index with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the GNMA Fund for the time periods indicated. The examples also assume (1) a 5% annual return, (2) the GNMA Fund’s operating expenses remain the same, and (3) you redeem all of your shares at the end of the period shown.

Fund Shares	1 Year	3 Years	5 Years	10 Years
Fiscal Year Ended May 31, 2011 Based on Current Index	$43	$135	$235	$530
Pro Forma Based Upon Proposed Index	$46	$144	$252	$567

Adviser Shares	1 Year	3 Years	5 Years	10 Years
Fiscal Year Ended May 31, 2011 Based on Current Index	$142	$440	$761	$1,669
Pro Forma Based Upon Proposed Index	$142	$440	$761	$1,669

Board Approval and Recommendation

On August 25, 2011, the Board of Trustees, including all of the Independent Trustees, upon the recommendation of IMCO, voted unanimously to approve: (1) changing the name of the GNMA Fund to “USAA Government Securities Fund,” effective on or about January 27, 2012; (2) removing the requirement from the investment strategy that the fund invest at least 80% of its assets in GNMA securities, effective on or about January 27, 2012; and (3) an amendment to the GNMA Fund’s Current Investment Advisory Agreement for the GNMA Fund to change its performance benchmark to the Lipper Intermediate U.S. Government Funds Index from the Lipper GNMA Funds Index. The Board recommended that the shareholders of the GNMA Fund approve the amendment to the Investment Advisory Agreement at a meeting of the shareholders, to be held on November 10, 2011.

In approving the amendment to the GNMA Fund’s Current Investment Advisory Agreement, the Trustees took into account that they had most recently considered and approved the annual renewal of the Current Investment Advisory Agreement in April 2011. In this connection, the Trustees noted that the amendment to the Current Investment Advisory Agreement would change the performance benchmark index for purposes of calculating, prospectively, performance adjustments to the GNMA Fund’s base management fee, but that the Current Investment Advisory Agreement otherwise would not change as a result of the amendment. A description of the Board’s consideration of the Current Investment Advisory Agreement in connection with the annual renewal in April 2011 is included in Appendix F to this Proxy Statement.

In connection with the amendment to the Current Investment Advisory Agreement the Trustees also considered various information provided by IMCO, including among other information: (1) comparative data showing the dollar amount of the pro forma advisory fee that would have been paid by the GNMA Fund, before and after all applicable waivers, if any, and the pro forma total expense ratio of the GNMA Fund for the fiscal year ended May 31, 2011, using both the Current Index and the Proposed Index; (2) a comparison of the returns of the Current Index and the Proposed Index for the last five years and year-to-date as well as over the last twelve months; and
(3) the GNMA Fund’s past investments in GNMA securities and the broader universe of government securities available under the adjusted name and strategy.

In addition, the Trustees considered that, as of January 27, 2012, the GNMA Fund’s name and corresponding investment strategy will change such that the GNMA Fund will no longer seek to invest at least 80% of its net assets in GNMA securities, but will instead seek to invest in a broader universe of government securities. In connection with these changes, the Trustees noted that it would be appropriate for the performance benchmark index also to change so that the performance benchmark index will align more closely with the GNMA Fund’s revised name and investment strategy and the economic interests of GNMA Fund shareholders and IMCO. The Trustees then considered that the Proposed Index is designed to be a measure of funds that invest in a broader universe of government securities, which tracks more closely than the Current Index with the GNMA Fund’s revised name and investment strategy. The Trustees further considered that, if the proposed amendment to the Current Investment Advisory Agreement is approved by GNMA Fund shareholders, the Current Index would continue to be used to measure the GNMA Fund’s performance for purposes of determining the performance adjustment through the end of the calendar month in which shareholder approval is obtained, and that the Proposed Index would be used for a portion of a performance period commencing after that month.

After consideration of the factors noted above relating to the amendment of the Current Investment Advisory Agreement, and taking into account all of the other factors considered, as described in Appendix F, as part of the approval of the renewal of the Current Investment Advisory Agreement, the Trustees, including the Independent Trustees, approved the amendment to the GNMA Fund’s Current Investment Advisory Agreement to change the performance benchmark to the Lipper Intermediate U.S. Government Funds Index from the Lipper GNMA Funds Index.

Information Concerning Adviser, Distributor, Administrator, and Transfer Agent

IMCO, a Delaware corporation, serves as the Funds’ investment adviser, distributor, and administrator. USAA Transfer Agency Company (d/b/a USAA Shareholder Account Services (SAS)), serves as the Funds’ transfer agent. IMCO and SAS are wholly owned indirect subsidiaries of USAA, whose address, along with its affiliates, is 9800 Fredericksburg Road, San Antonio, Texas 78288.

MORE INFORMATION ABOUT VOTING AND THE MEETING

The Meeting

This Proxy Statement is being provided to all shareholders of the Funds, except the USAA Florida Tax-Free Income Fund, in connection with the solicitation of proxies by the Board to solicit your vote on the election of Trustees and the Proposed Investment Advisory Agreement at the Meeting. The Meeting will be held at the McDermott Auditorium in the USAA Building, 9800 Fredericksburg Road, San Antonio, Texas 78288 on November 10, 2011, at 2 p.m., Central Time. A separate proxy statement is being provided to the shareholders of the USAA Florida Tax-Free Income Fund in connection with the solicitation of proxies by the Board to solicit those shareholders’ vote on the election of Trustees at the Meeting and another matter relating solely to that fund.

Ways to Vote

You may vote in one of three ways:

➢	Complete and sign the enclosed proxy ballot and mail it to us in the prepaid return envelope (if mailed in the United States);
➢	Vote on the Internet at the website address listed on your proxy ballot; or
➢	Call the toll-free number printed on your proxy ballot.

Please note that to vote via the Internet or telephone, you will need the “control number” that is printed on your proxy card.

Proxy Voting

Each share of the Trust owned is entitled to one vote (with proportionate voting for fractional shares). Shares represented by duly executed proxies will be voted in accordance with shareholders’ instructions. If you sign the proxy, but do not fill in a vote, your shares will be voted “FOR” each of the proposals. If any other business is brought before the Meeting, your shares will be voted as determined in the discretion of the proxies.

A proxy with respect to shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Funds receive a specific written notice to the contrary from any one of them.

Revocability of Proxy

Proxies, including proxies given on the Internet or by telephone, may be revoked at any time before they are voted. If you wish to revoke a proxy, you must submit a written revocation or a later-dated proxy card to the Funds. You also may revoke a proxy by attending the Meeting and voting in person. The last instruction the Funds receive from you, whether received in paper or electronic form, will be the one counted.

Required Shareholder Vote

Shareholders of record on September 16, 2011, are entitled to vote at the Meeting. With respect to the election of Trustees in Proposal 1, 30% of the total shares of the Trust entitled to vote, represented in person or by proxy, are required to constitute a quorum at the Meeting. With respect to Proposal 2, 30% of the total shares of the GNMA Fund entitled to vote, represented in person or by proxy, are required to constitute a quorum at the Meeting.

Shareholders of the Trust will vote at the Meeting as a single class on the election of Trustees. The nominees for Trustees of the Trust receiving the vote of a plurality of the outstanding voting shares of the Trust cast at the Meeting shall be elected, provided a quorum is present.

Shareholders of the GNMA Fund will vote together as a separate series of the Trust on Proposal 2. Approval of the Proposed Investment Advisory Agreement for the GNMA Fund requires the affirmative vote of (A) 67% or more of the shares of the GNMA Fund present or represented by proxy at the Meeting, if holders of more than 50% of the outstanding shares of the GNMA Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting shares of the GNMA Fund, whichever is less.

Your vote will be counted at the Meeting if cast in person or by proxy. The election inspectors will count:

➢	Votes cast “FOR” the approval of each proposal to determine whether sufficient affirmative votes have been cast; and

➢	Abstentions and broker non-votes of shares (in addition to all votes cast “FOR” or “AGAINST”) to determine whether a quorum is present.

Abstentions and broker non-votes are not counted to determine whether a proposal has been approved. Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker lacks discretionary voting authority. Each proposal requires a vote based on the total votes cast. Because abstentions and broker non-votes are treated as shares present for purposes of quorum but not voting, any abstentions and broker non-votes will have the effect of votes cast “AGAINST” a proposal.

If shareholders of the Trust do not approve a proposal presented at the Meeting, then the Trustees and IMCO will consider other alternatives, including pursuing an adjournment of the Meeting and additional solicitation.

Method and Cost of Solicitation

This Proxy Statement is being sent to you in connection with the solicitation of proxies by the Board for use at the Meeting. The Board has fixed the close of business on September 16, 2011, as the record date for determining the shareholders of each Fund entitled to receive notice of the Meeting and to vote, and for determining the number of shares that may be voted, with respect to the Meeting. The Trust expects that the solicitation of proxies will be primarily by mail and telephone. The solicitation also may include facsimile, Internet, or oral communications by certain employees of IMCO, who will not be paid for these services. Additional solicitation of proxies by telephone may result in increased costs to the Funds. These costs are not anticipated to be material and the exact cost will depend upon the services rendered. Legal costs, the costs of preparing, printing, and mailing the enclosed proxy card and proxy statement, and any other costs incurred in connection with this solicitation, including any additional solicitation made by mail, Internet, or telephone will be borne pro rata by the Funds of the Trust in proportion to their relative net assets as of September 16, 2011.

Voting Securities and Principal Holders

Shareholders of the Funds at the close of business on September 16, 2011, will be entitled to be present and vote at the Meeting. As of August 26, 2011, there were 11,602,440,039.041 shares outstanding in total for Trust, and the Funds had the following number of outstanding shares:

Fund	Number of Shares Outstanding
Aggressive Growth Fund	39,065,240.461
Balanced Strategy Fund	56,187,301.626
California Bond Fund	60,131,100.089
California Money Market Fund	338,402028.890
Capital Growth Fund	97,909,603.405
Cornerstone Strategy Fund	94,467,707.907
Emerging Markets Fund	48,177,601.447
Extended Market Index Fund	29,811,737.618
First Start Growth Fund	20,208,287.570
Florida Tax-Free Money Market Fund	51,950,857.549
GNMA Trust	59,476,018.769
Global Opportunities Fund	47,789,460.622
Growth Fund	63,625,830.766
Growth & Income Fund	76,235,345.765
Growth and Tax Strategy Fund	11,372,844.947
High-Yield Opportunities Fund	176,739,288.549
Income Fund	266,927,278.307
Income Stock Fund	128,949,378.037
Intermediate-Term Bond Fund	196,414,219.786
International Fund	71,463,647.071
Managed Allocation Fund	44,598,806.352
Money Market Fund	4,936,269,900.940
Nasdaq-100 Index Fund	30,223,019.971
New York Bond Fund	16,088,771.712
New York Money Market Fund	102,239,036.846
Precious Metals and Minerals Fund	56,117,572.350
Real Return Fund	20,485,282.639
Science & Technology Fund	26,318,227.914
S&P 500 Index Fund	174,048,723.028
Short-Term Bond Fund	229,662,926.114
Small Cap Stock Fund	59,527,832.321
Target Retirement Income Fund	21,961,773.961

Target Retirement 2020 Fund	39,134,362.906
Target Retirement 2030 Fund	59,527,330.681
Target Retirement 2040 Fund	60,535,902.829
Target Retirement 2050 Fund	27,273,939.421
Tax Exempt Intermediate-Term Fund	225,516,779.749
Tax Exempt Long-Term Fund	177,192,443.120
Tax Exempt Money Market Fund	2,663,786,442.267
Tax Exempt Short-Term Fund	180,749,561.728
Total Return Strategy Fund	15,815,828.096
Treasury Money Market Trust	158,891,752.687
Ultra Short-Term Bond Fund	20,061,989.427
Value Fund	54,525,199.464
Virginia Bond Fund	53,231,083.085
Virginia Money Market Fund	181,093,246.772
World Growth Fund	32,257,523.480

As of July 31 2011, shareholders who owned of record and/or beneficially (to the Trust’s knowledge) more than 5% of any class of shares of a fund’s are listed below. Shareholders who own beneficially more than 25% of a Fund’s voting securities may be deemed to “control” (as defined in the 1940 Act) that Fund.

Shareholder’s Name/Address and Class of Ownership	Fund	Number and Nature of Shares of the Class Owned	Percent of Shares of the Class Owned
TD Ameritrade Inc. For the Benefit of Our Clients P.O. Box 2226 Omaha, NE	Precious Metals and Minerals Fund	2,930,958.16 (Fund Shares)	5.36%
MAC & Company P.O. Box 3198 Pittsburgh, PA	New York Bond Fund	2,003,590.91 (Fund Shares)	12.7%
TD Ameritrade Inc. For the Benefit of Our Clients P.O. Box 2226 Omaha, NE	High-Yield Opportunities Fund	10,094,071.53 (Fund Shares)	5.86%

As of July 31, 2011, the officers and Trustees of the Trust and the nominees for Trustee, as a group, owned of record and beneficially less than 1.00% of the outstanding voting securities of Fund.

Date for Receipt of Shareholders’ Proposals for Subsequent Shareholder Meetings

Under relevant state law and the Funds’ organizational documents and applicable law, no annual meeting of shareholders is required. The Funds currently do not intend to hold such a meeting. Ordinarily, there will be no shareholder meeting unless required by the 1940 Act or otherwise. Shareholder proposals for inclusion in the proxy statement for any subsequent shareholder meeting must be received by the Funds within a reasonable period of time prior to a Fund’s printing and mailing of proxy materials for such meeting. Shareholders collectively holding at least 10% of the outstanding shares of the Trust may request a shareholder meeting at any time for the purpose of voting to remove one or more of the Trustees. The Funds will assist in communicating to other shareholders about such meeting.

How can shareholders communicate with the Board?

Shareholders who want to communicate with the Board or an individual Trustee should send written communications to 9800 Fredericksburg Road, San Antonio, Texas 78288, addressed to the Board or the individual Trustee. The Trust’s Secretary may determine not to forward to the Board or individual Trustees any communication that does not relate to the business of a Fund.

Other Business and Proposals to Adjourn the Meeting

The Board knows of no other business to be brought before the Meeting, except that the shareholders of the USAA Florida Tax-Free Income Fund also will be asked to vote on a proposal that only affects that fund. A separate proxy statement is being provided to the shareholders of that fund in connection with the solicitation of proxies for the Meeting with respect to that proposal and with respect to the election of Trustees at the Meeting. If any other matters properly come before the Meeting, it is the Board’s intention that proxies will be voted on such matters based on the judgment of the persons named in the enclosed proxy ballot.

In the event a quorum is not present at the Meeting, or in the event a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies if such an adjournment and additional solicitation is reasonable and in the interests of shareholders. In determining whether adjournment and additional solicitation is in the interests of shareholders, the proxies shall consider all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities, and the nature of the reasons for additional solicitation. A proposal may be voted on prior to any adjournment if sufficient votes have been received for the proposal and such vote is otherwise appropriate. Any adjournment will require the affirmative vote of a majority of the shares present at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote “FOR” the proposal in favor of any adjournment and will vote those proxies required to be voted “AGAINST” the proposal against any adjournment.

*           *           *           *           *

Copies of the Funds’ most recent annual and semiannual reports, including financial statements, previously have been delivered to shareholders. Shareholders may request additional copies of the Funds’ most recent annual or semiannual reports, free of charge, by writing to the Trust at 9800 Fredericksburg Road, San Antonio, TX 78288-0227 or by calling (800) 531-8910.

APPENDIX A:  The Trust’s Independent Public Accountant

The Trust’s Independent Public Accountant

Ernst & Young LLP (“E&Y”), 1800 Frost Bank Tower, 100 West Houston Street, San Antonio, Texas 78205, was chosen by the Audit Committee and the Board to serve as the independent registered public accounting firm for the Trust for the current fiscal year. In this capacity, E&Y is responsible for the audits of the annual financial statements of the Trust’s Funds and reporting thereon.

Representatives of E&Y are not expected to be at the Meeting to answer questions relating to the services provided to the funds. However, if such representatives are present at the Meeting, they will have the opportunity to make a statement if they desire to do so and would be available to respond to appropriate questions. Even if an E&Y representative is not present at the Meeting, a representative could be contacted during the Meeting if any matter were to arise requiring assistance.

Audit and Related Fees

The following table includes information regarding the audit fees, audit-related fees, tax services fees, and all other fees paid to E&Y by the Trust’s funds and their affiliated service providers, including IMCO, the funds’ investment adviser and principal underwriter, and SAS, the funds’ transfer agent, for the fiscal years ended in 2010 and 2011.

Fiscal Year Ended May 31	Audit Fees	Audit-Related Fees (1)	Tax Fees (2)	All Other Fees (3)
2010	$280,916	$61,513	$0	$ 43,383
2011	$304,929	$63,358	$0	$320,958

Fiscal Year Ended July 31	Audit Fees	Audit-Related Fees (1)	Tax Fees (2)	All Other Fees (3)
2010	$359,418	$61,513	$0	$ 43,383
2011	$391,388	$63,358	$0	$320,958

Fiscal Year Ended March 31	Audit Fees	Audit-Related Fees (1)	Tax Fees (2)	All Other Fees (3)
2010	$244,354	$61,513	$0	$ 43,383
2011	$268,555	$63,358	$0	$320,958

Fiscal Year Ended December 31	Audit Fees	Audit-Related Fees (1)	Tax Fees (2)	All Other Fees (3)
2009	$262,287	$61,513	$0	$ 43,383
2010	$330,450	$63,358	$0	$320,958

(1) Audit-related fees are fees for services rendered in assessing the controls of the funds’ transfer agent.

(2) Tax fees are for services rendered in preparing and reviewing the funds’ tax returns and services for tax compliance and tax advice.

(3) All Other Fees includes Testing for Custody Rule SAS 70 and Rule 204/206 Regulatory Procedures.

All of the services for audit fees, audit-related fees, and tax fees paid to E&Y for the fiscal years ended in 2010 and 2011 must be and were pre-approved by the Trust’s Audit Committees. Those pre-approval procedures are described below.

A-1

Non-Audit Fees

SEC rules also require that we detail the total non-audit fees paid to E&Y by the Trust’s funds, and fees paid to E&Y for non-audit services for IMCO and any other entity controlling, controlled by or under common control with IMCO that provides ongoing services to the funds even if the services were not related to the funds or required pre-approval by the Trust’s Audit Committee. The aggregate non-audit fees billed by E&Y for services rendered to the funds, IMCO and any entity controlling, controlled by, or under common control with IMCO that provides ongoing services to the funds were: $43,383 in the fiscal year ended May 31, 2010, and $320,958 in the fiscal year ended May 31, 2011.

All non-audit services to be performed for the Trust’s Funds by E&Y must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee’s pre-approval procedures. The Trust’s Audit Committee has determined that the provision of non-audit services to the funds, IMCO, and SAS is compatible with maintaining the independence of E&Y.

Pre-Approval Procedures of the Audit Committee

Audit services provided to the Trust’s funds are subject to pre-approval procedures contained within the Audit Committee Charter. Audit services requiring pre-approval include those services provided by the independent auditor to the funds, including the plan and scope of the audit, and any non-audit services to be provided by the independent auditor to the funds, the funds’ investment adviser, and any entity controlling, controlled by, or under common control with the Funds’ investment adviser that provides ongoing services to the funds, if the engagement relates directly to the operations and financial reporting of the funds.

The terms audit services and non-audit services are defined under applicable SEC rules or regulations. Pre-approval may be granted for specific projects or services, or pursuant to separate pre-approval policies and procedures approved by the Audit Committee. The Audit Committee may delegate to one or more designated members of the Committee the authority to pre-approve all or some audit and non-audit services.

The Committee currently delegates to its Chair the power to pre-approve audit and non-audit services that must be commenced before the next regularly scheduled Committee meeting, provided that any decisions of the Chair be presented to the full Audit Committee at its next regularly scheduled meeting.

The Audit Committee shall determine whether the provision by the independent auditor of non-audit services provided to the funds’ investment adviser, and any entity controlling, controlled by, or under common control with the funds’ investment adviser that provides ongoing services to the funds that were not pre-approved, as specified in the Audit Committee Charter, by the Committee is compatible with maintaining the auditor’s independence.

The Audit Committee will meet at least two times a year. Other meetings will be held as requested by the Board of Trustees, or when the Chair of a Committee deems additional meetings are required or advisable, upon notice to the Secretary of the affected fund. If circumstances require a special Committee meeting prior to the next scheduled Board meeting, the Chair of the Committee, upon notification to the Secretary of the affected fund, may convene a special meeting of the Committee.

The Audit Committee shall ordinarily meet in person; however, members may attend telephonically, and the Committee may act by written consent, to the extent permitted by law and the Trust’s bylaws. A majority of the members of the Audit Committee shall constitute a quorum.

A-2

APPENDIX B:  Corporate Governance Committee Charter

CHARTER OF THE CORPORATE GOVERNANCE COMMITTEE
OF
USAA MUTUAL FUNDS TRUST
(the Funds)
SCOPE AND PURPOSE:

FUNCTIONS:
The duties and responsibilities of the Governance Committee include but are not limited to the following:

BOARD SIZE, STRUCTURE, TRAINING AND EVALUATION
Develop desired qualifications, experience, abilities, skills and expectations of performance for individual independent trustees.

Ensure that appropriate orientation and training are made available to independent trustees on the Board.

Establish, implement and oversee an evaluation process to annually review the performance of the Board and the Committees of the Board, including the effectiveness of the structure, size, and procedures of the Board and the Committees of the Board.

Review and, as necessary, propose amendments to the Bylaws, Master Trust Agreements, Resolutions and any other relevant documents as they relate to the directorship positions on the Board.

At least annually review the compensation for the independent trustees to ensure that such members of the Board are being fairly and equitably compensated for their services.

Oversee the structure and process of Board meetings to fully utilize the capabilities of the USAA Investment Management Company in such areas as portfolio management oversight, regulatory updates and reports on items of special interest to the independent trustees in the performance of their oversight function.

Ensure that independent trustees meet at least once quarterly in a session where no trustees who are interested persons of the Funds are present.

Establish and implement a process to facilitate the independent trustees’ annual review and approval of the advisory agreements between the Funds and their investment advisers, including communications with management, as necessary, to develop information appropriate to evaluate the existing advisory agreements.

Meet in separate session before the annual Board meeting set for review and approval of existing advisory agreements to review relevant information and discuss each Fund’s expense and asset information, relative performance and other information requested by the independent trustees and/or provided by management to facilitate the annual review and approval process of the advisory agreements between the Funds and their investment advisers.

BOARD NOMINATIONS

Develop procedures for identifying and recruiting potential candidates for Board membership.

Recruit and screen individuals who possess the qualifications necessary to execute the responsibilities of an independent trustee. Identify and recommend to the Board nominees for election as independent trustees.

Identify and recommend to the Board nominees for membership on committees of the Board as vacancies occur.

Monitor the Board tenure policy providing for a rotation of Board member terms for the independent trustees.

GOVERNANCE COMMITTEE PERFORMANCE

At least annually, review and update the Charter of the Governance Committee, and at least annually conduct a self-assessment of Committee performance.

As necessary, recommend to the Board of Trustees investigations into any matters under the Committee's cognizance.

Review and monitor any Code of Ethics related to the USAA funds and recommend revisions where necessary.

DURATION:

The Committee shall continue in existence on a permanent basis until dissolved by the Board.

CHAIR:

The Chair of this Committee shall be elected by the Board.

MEMBERSHIP:

Committee membership shall be as determined by the Board. Membership of the Committee, however, shall be limited to the Trustees who are not interested persons of the USAA Funds as defined under the Investment Company Act of 1940.

SUPPORT:

The Committee shall have the authority to hire employees and to retain advisers and experts necessary to execute its duties, and to establish, implement and oversee any policies and procedures necessary or appropriate to implement this authority.

MEETINGS:

The Committee shall meet at such times and conduct such business as designated by the Chair of the Committee, in accordance with the responsibilities set forth in this charter.

Meetings are to be attended only by members of the Committee, the appointed recorder, counsel for the independent trustees, and any guests whose attendance is approved in advance by the Committee Chair.

MINUTES & REPORTS:
The Chair of the Committee shall designate a person to record the proceedings of the Committee’s meetings. The records of the Committee meetings shall be confidential and retained by the Funds' Secretary for a period of at least ten years.

EFFECTIVE DATE:
This Charter was approved by the Board to be effective on July 12, 1995 and shall govern the operation of the Committee, as last amended by the Board November 29, 2005, and amended August 1, 2006 to reflect the Funds’ reorganization.

APPENDIX C:  Management of the Trust

Name, Address* and Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Total Number of USAA Funds Overseen by Officer
Interested Officers
Daniel S. McNamara (June 1966)	Vice President	December 2009	President and Director, IMCO and SAS (10/09-present); President and Director of FAI and FPS (10/09 through 04/11); Senior Vice President of FPS (4/11-present); President, Banc of America Investment Advisors (9/07-9/09); Managing Director Planning and Financial Products Group, Bank of America (9/01-9/09).	48
R. Matthew Freund (July 1963)	Vice President	April 2010	Senior Vice President, Investment Portfolio Management, IMCO (03/10-present); Vice President, Fixed Income Investments, IMCO (2/04-2/10). Mr. Freund also serves as a director of SAS.	48
John P. Toohey (March 1968)	Vice President	June 2009	Vice President, Equity Investments, IMCO (2/09-present); Managing Director, AIG Investments, (12/03-1/09); Vice President, AIG Investments (12/00-11/03).	48
Christopher P. Laia (January 1960)	Secretary	April 2010	Senior Vice President, Compliance and Ethics USAA (7/11- present); Vice President, Financial Advice & Solutions Group General Counsel, USAA (10/08-7/11); Vice President, Securities Counsel, USAA (6/07-10/08); Assistant Secretary, USAA family of funds (11/08-4/10); General Counsel, Secretary, and Partner, Brown Advisory (6/02-6/07). Mr. Laia also holds the officer positions of Vice President and Secretary, IMCO and SAS, and Vice President and Assistant Secretary of FAI and FPS.	48
James G. Whetzel (February 1978)	Assistant Secretary	April 2010	Attorney, Financial Advice & Solutions Group General Counsel; USAA (11/08-present); Reed Smith, LLP (law firm), Associate (08/05-11/08).	48
Roberto Galindo, Jr. (November 1960)	Treasurer	February 2008	Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present); Assistant Treasurer, USAA family of funds (7/00-2/08).	48

C-1

William A. Smith (June 1948)	Assistant Treasurer	February 2009	Vice President, Senior Financial Officer and Treasurer, IMCO, FAI, FPS, SAS and USAA Life (2/09- present); Vice President, Senior Financial Officer, USAA (2/07-present); consultant, Robert Half/Accounttemps (8/06-1/07); Chief Financial Officer, California State Automobile Association (8/04-12/05).	48
Jeffrey D. Hill (December 1967)	Chief Compliance Officer	September 2004	Assistant Vice President, Mutual Funds Compliance, USAA (9/04-present).	48
*    The address of each officer is P.O. Box 659430, San Antonio, Texas 78265-9430.

Management Compensation

No compensation is paid by any Fund of the Trust to any of the officers of the Trust. No pension or retirement benefits are accrued as part of Fund expenses.

C-2

APPENDIX D:  Proposed Investment Advisory Agreement

USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, TX  78288

Gentlemen:

Pursuant to the Advisory Agreement dated as of August 1, 2006 (Agreement), between USAA Mutual Funds Trust (the Trust) and USAA Investment Management Company (the Manager), this letter agreement amends the existing Agreement between the Trust on behalf of the USAA GNMA Trust (GNMA Trust) and the Manager to (1) change the name of the GNMA Trust to the “Government Securities Fund” and (2) change the benchmark index used for purposes of calculating the performance-based portion of the Manager’s investment advisory fee for the GNMA Trust to the Lipper U.S. Intermediate Government Funds Index.

Please be advised that the following schedules to the Agreement are hereby amended as described below.

Schedule A to the Agreement is amended in relevant part to change the reference to GNMA Trust, replacing it with the renamed Government Securities Fund, as follows:

Schedule A
Listing of Funds
Name of Fund
Government Securities Fund

Schedule B-1 to the Agreement is amended in relevant part to change the reference to GNMA Trust, replacing it with the renamed Government Securities Fund, and to change the Performance Index as shown in Schedule B-1 from the Lipper GNMA Funds Index to the Lipper U.S. Intermediate Government Funds Index, as follows:

Schedule B-1
Listing of Funds

Name of Fund	Performance Index	Annual Basic Fee Rate
Government Securities Fund	Lipper U.S. Intermediate Government Funds Index	0.125%

Schedule B-2 to the Agreement is amended in relevant part to rename the GNMA Trust as the Government Securities Fund under the heading “Fixed Income Funds”, as follows:

D-1

Schedule B-2
Performance Adjustment Rate

FIXED INCOME FUNDS

Government Securities Fund

The Agreement will remain in full force and effect in all other respects.

Please state below whether you are willing to render services to the renamed Government Securities Fund under the parameters stated above.

                                                                        USAA MUTUAL FUNDS TRUST

Attest: _______________________                                                                                     By:  ___________________________
           Christopher P. Laia                                                                    Christopher W. Claus
           Secretary                                                                    President

Dated: January 27, 2012

We hereby agree to the amendments to the Agreement described above and are willing to render investment advisory services to the Government Securities Fund under the parameters set forth above.

                                                                           USAA INVESTMENT MANAGEMENT
                                                                COMPANY

Attest: ______________________                                                                           By: ____________________________
            Christopher P. Laia                                                                                     Daniel S. McNamara
            Secretary                                                                        President

Dated: January 27, 2012

D-2

APPENDIX E:
Directors and Principal Executive Officer of IMCO and Their Address and Occupations

Name and Address*	Position(s) Held with IMCO	Principal Occupation(s)
Christopher W. Claus (December 1960)	Director
Chair of the Board of Directors (IMCO) (11/04-present); President, IMCO (2/08-10/09); Chief Investment Officer, IMCO (2/07-2/08); President and Chief Executive Officer, IMCO (2/01-2-07); Chair of the Board of Directors, of USAA Financial Advisors, Inc. (FAI) (1/07-present); President FAI (12/07-10/09); President Financial Advice and Solutions Group USAA (9/09-present); President, Financial Services Group, USAA (1/07-9/09). Mr. Claus serves as Chair of the Board of Directors of USAA Investment Corporation, USAA Shareholder Account Services, and USAA Financial Planning Services Insurance Agency, Inc. He also serves as Vice Chair for USAA Life Insurance Company.

Daniel S. McNamara (June 1966)	President and Director
President and Director, IMCO and SAS (10/09-present); President and Director of FAI and FPS (10/09 through 04/11); Senior Vice President of FPS (4/11-present); President, Banc of America Investment Advisors (9/07-9/09); Managing Director Planning and Financial Products Group, Bank of America (9/01-9/09).

* The address for each director of USAA Investment Management Company is 9800 Fredericksburg Road
San Antonio, TX 78288-0227.
.

E-1

APPENDIX F:
Annual Board Consideration of the GNMA Fund’s Current Investment Advisory Agreement

Advisory Agreement Discussion
GNMA Trust Annual Shareholder Report
May 31, 2011

At a meeting of the Board of Trustees (the Board) held on April 26, 2011, the Board, including the Trustees who are not “interested persons” of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund’s investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager’s revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager’s operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with their counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund’s performance and related services provided by the Manager. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses and profitability. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board’s and its committees’ consideration of the Advisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT
After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its familiarity with the Manager’s management through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board considered the Manager’s management style and the performance of its duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund’s brokerage, including the Manager’s process for monitoring “best execution,” also was considered. The Manager’s role in coordinating the activities of the Fund’s other service providers also was considered. The Board also considered the Manager’s risk management processes. The Board considered the Manager’s financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing investment companies, including the Fund. The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund’s day-to-day operations and oversight of Fund accounting. The Manager and its affiliates provide compliance and administrative services to the Fund. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager’s compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund’s advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund’s expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classifications, sales load type (in this case, investment companies with front-end sales loads and no sales loads), asset size, and expense components (the “expense group”) and (ii) a larger group of investment companies that includes all no-load and front-end load retail open-end investment companies in the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the “expense universe”). Among other data, the Board noted that the Fund’s management fee rate — which includes advisory and administrative services and the effects of any performance adjustment — was below the median of its expense group and its expense universe. The data indicated that the Fund’s total expenses were below the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee. In considering the Fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund’s performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund’s average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the “performance universe”). The Fund’s performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund’s performance was lower than the average of its performance universe and its Lipper index for the one-, three-, and five-year periods ended December 31, 2010. The Board also noted that the Fund’s percentile performance ranking was in the bottom 50% of its performance universe for the one-, three-, and five-year periods ended December 31, 2010. The Board took into account Management’s discussion of the Fund’s performance, including factors that contributed to the Fund’s underperformance, such as the effect of the current market environment, as well as the Fund’s more recent improved performance. The Board also noted the relative small range among the performance returns among the peer group.

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager’s business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of the Manager’s relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management’s discussions of the current advisory fee structure. The Board also considered the effect of the Fund’s growth and size on its performance and fees, noting that if the Fund’s assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund’s Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the Fund’s performance is being addressed; (iv) the Fund’s advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager’s level of profitability from its relationship with the Fund is reasonable. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

recyled logo	USAA LOGO We know what it means to serve.(R)	97236-0911 (C) 2011, USAA. All rights reserved.

(PROXY CARD FOR GNMA TRUST ONLY)

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

THREE EASY WAYS TO VOTE YOUR PROXY
To vote by Internet
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.
To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the recorded instructions.
To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.
If you vote by Telephone or Internet, you do not need to mail your proxy.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY

USAA Board of Trustees’ Proposal - The Board
recommends a vote FOR ALL nominees:
This proxy card will be voted “FOR ALL” nominees if no choice is specified.

1. Election of Trustees                                                                            For       Withhold               For All
(01) Thomas F. Eggers                                                                             All              All                    Except
(02) Robert L. Mason, Ph.D.                                                                   [   ]           [     ]                  [         ]
(03) Daniel S. McNamara
(04) Paul L. McNamara
(05) Barbara B. Ostdiek, Ph.D.
(06) Michael F. Reimherr

*To withhold authority to vote for some but not all nominees, mark "For All Except" and write in the number of the nominee(s) you want to withhold your vote on the line below.

2. Approve an amendment to the Investment Advisory Agreement between USAA Investment For Against Abstain
Management Company and the Trust with respect to the USAA GNMA Trust to change the [ ] [ ] [ ]
benchmark index for purposes of calculating the performance-based investment advisory fees.

[                                                                              |               ]            [                                                      /                  ]
SIGNATURE [PLEASE SIGN WITHIN BOX]     DATE             SIGNATURE (JOINT OWNERS)      DATE

USAA MUTUAL FUNDS TRUST
NOVEMBER 10, 2011, SHAREHOLDER MEETING PROXY / VOTING CARD

The undersigned authorizes Roberto Galindo, Jr. and William A. Smith, and each of them as the Proxy Committee, with right of substitution, to vote on my behalf as directed on the reverse, in the USAA Mutual Funds Trust November 10, 2011, Shareholder Meeting, or any continuation following an adjournment thereof. I also instruct the Proxy Committee to vote any other matters that arise in the meeting, or any continuation following an adjournment thereof, in accordance with their best judgment.

You are encouraged to specify your choices by marking the appropriate boxes, but you need not mark any boxes if you wish to vote in accordance with the Board of Trustees’ recommendations; just sign, date and return this proxy in the enclosed envelope.

Please sign and date the proxy card on the reverse side. Unsigned cards will not be counted.

(PROXY CARD FOR ALL FUNDS EXCLUDING GNMA TRUST AND FLORIDA TAX-FREE INCOME FUND)

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

THREE EASY WAYS TO VOTE YOUR PROXY
To vote by Internet
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.
To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the recorded instructions.
To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.
If you vote by Telephone or Internet, you do not need to mail your proxy.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.                       TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS                                                                                                                        DETACH AND RETURN THIS PORTION ONLY

USAA Board of Trustees’ Proposal - The Board
recommends a vote FOR ALL nominees:
This proxy card will be voted “FOR ALL” nominees if no choice is specified.

1. Election of Trustees                                                                            For       Withhold               For All
(01) Thomas F. Eggers                                                                             All              All                    Except
(02) Robert L. Mason, Ph.D.                                                                   [   ]           [     ]                  [         ]
(03) Daniel S. McNamara
(04) Paul L. McNamara
(05) Barbara B. Ostdiek, Ph.D.
(06) Michael F. Reimherr

*To withhold authority to vote for some but not all nominees, mark "For All Except" and write in the number of the nominee(s) you want to withhold your vote on the line below.

[                                                                              |               ]            [                                                      /                  ]
SIGNATURE [PLEASE SIGN WITHIN BOX]     DATE             SIGNATURE (JOINT OWNERS)      DATE

USAA MUTUAL FUNDS TRUST
NOVEMBER 10, 2011, SHAREHOLDER MEETING PROXY / VOTING CARD

The undersigned authorizes Roberto Galindo, Jr. and William A. Smith, and each of them as the Proxy Committee, with right of substitution, to vote on my behalf as directed on the reverse, in the USAA Mutual Funds Trust November 10, 2011, Shareholder Meeting, or any continuation following an adjournment thereof. I also instruct the Proxy Committee to vote any other matters that arise in the meeting, or any continuation following an adjournment thereof, in accordance with their best judgment.

You are encouraged to specify your choices by marking the appropriate boxes, but you need not mark any boxes if you wish to vote in accordance with the Board of Trustees’ recommendations; just sign, date and return this proxy in the enclosed envelope.

Please sign and date the proxy card on the reverse side. Unsigned cards will not be counted.

(NOTICE AND ACCESS CARD TO BE SENT TO ALL SHAREHOLDERS EXCLUDING GNMA TRUST AND FLORIDA-TAX FREE INCOME FUND)

EXERCISE YOUR RIGHT TO VOTE
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SHAREHOLDER MEETING TO BE HELD ON NOVEMBER 10, 2011

USAA MUTUAL FUNDS TRUST [fund name]
Meeting Information
Meeting Type: Special Shareholder Meeting
For shareholders as of: September 16, 2011
Date: November 10, 2011     Time: 2 PM
Location:  USAA
                   Auditorium
                   9800 Fredericksburg Road
                   San Antonio, Texas 78288

You are receiving this communication because you held shares as of the record date in the above named fund.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

BEFORE YOU VOTE
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

PROXY STATEMENT

How to View Online:

Have the Information that is printed in the box marked by the arrow  XXXXXXXXX (located on the following page and visit: www.proxyvote.com

How to Request and Receive a PAPER or E-MAIL COPY:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1)	BY INTERNET: www.proxyvote.com

2)	BY TELEPHONE: 1-800-579-1639

3)	BY MAIL*: sendmaterials@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXXXXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate delivery, please make the request as instructed above on or before 10/31/11.

HOW TO VOTE
Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote no by Internet, go to www.proxyvote.com. Have the information that is printed on the box market by the arrow XXXXXXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

USAA FUND NAME

USAA Board of Trustees’ Proposal - The Board
recommends a vote FOR ALL nominees:
This proxy card will be voted “FOR ALL” nominees if no choice is specified.

1. Election of Trustees (01) Thomas F. Eggers (02) Robert L. Mason, Ph.D. (03) Daniel S. McNamara (04) Paul L. McNamara (05) Barbara B. Ostdiek, Ph.D. (06) Michael F. Reimherr

Please refer to the proxy materials for more detailed information on the above voting items.

(EMAIL NOTIFICATION TO ALL SHAREHOLDERS EXCLUDING FLORIDA TAX-FREE INCOME FUND)

Important Proxy Materials are available

USAA Mutual Funds

You have elected to receive Proxy Materials via the Internet.

This email notification contains information relating to Proxy Materials that are available for the USAA Mutual Fund(s) that are maintained in your account and that are identified below.

Please read these instructions carefully before proceeding.

NOTICE OF AVAILABILITY OF IMPORTANT PROXY MATERIALS:
Proxy Materials are available for the following shareholders' meeting.

USAA Mutual Funds
Special Meeting of Shareholders
Meeting Date: November 10, 2011
For Shareholders as of: September 16, 2011

You can access these Proxy Materials at the following Web
address:

NOTICE OF SPECIAL MEETING AND PROXY STATEMENT

LETTER

If your email software supports it, you can simply click on the above link. If not, you can type (or copy and paste) the web address into the address line of your Web browser.

HOW TO VOTE:
Because electronic Proxy Materials do not include a proxy card that you can mail in, you will need to cast your vote through the Internet or by touchtone telephone.  Either way, you will need the Control number(s) below.

CONTROL NUMBER: 012345678901
(use this number to cast your vote)

To vote through the Internet, visit
http://www.proxyvote.com

Internet voting is accepted up to 11:59 p.m. (PST) the day before the meeting/cut off date.

To vote by touchtone telephone, call 1-800-690-6903 and follow the recorded instructions. Touchtone telephone voting is accepted up to 11:59 p.m (PST) the day before the meeting/cut off date.

ADDITIONAL INFORMATION:
To access the electronic Proxy Materials, you may need Adobe Acrobat Reader software.  This software is available for download at no cost at http://www.adobe.com.  Downloading time may be slow.